The New America High Income Fund, Inc.

33 Broad Street
Boston, Massachusetts 02109

September 30, 2024

Dear Shareholder:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Shareholder Meeting”) of The New America High Income Fund, Inc., a Maryland corporation (the “Fund”), which will be held at the offices of Kirkland & Ellis LLP, 200 Clarendon Street, Boston, Massachusetts 02116, on November 20, 2024, 2024, at 9:00 a.m. Eastern Time, to consider and vote on important proposals that affect the Fund and your investment in it.

At the Shareholder Meeting, shareholders of the Fund will be asked to consider and vote on the following proposals:

1.            To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to the T. Rowe Price High Yield Fund (the “T. Rowe Price Fund”), a series of the T. Rowe Price High Yield Fund, Inc., in exchange for the assumption of the Fund’s stated liabilities by the T. Rowe Price Fund and Investor Class shares of the T. Rowe Price Fund, followed by the complete liquidation of the Fund;

2.            To elect five Directors of the Fund, nominated by the Board of Directors of the Fund (the “Board”), each to hold office until the next annual meeting of shareholders and until a successor shall have been duly elected and qualified, or until the Director’s death, resignation, or removal; and

3.            To transact such other business as may properly come before the Shareholder Meeting and any adjournment thereof.

Formal notice of the Shareholder Meeting appears on the next page, followed by a Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”). The proposals are discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.

The Board believes that each proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote “FOR” each proposal.

We hope that you will be able to attend the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope, or vote your shares via the Internet or by touch-tone telephone. Please act promptly to assure that your shares are represented at the Shareholder Meeting.

Sincerely,

Ellen E. Terry
President

The New America High Income Fund, Inc.

Notice of Annual Meeting of Shareholders

To be held on November 20, 2024

Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Shareholder Meeting”) of The New America High Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Kirkland & Ellis LLP, 200 Clarendon Street, Boston, Massachusetts 02116, on November 20, 2024, at 9:00 a.m. Eastern Time, to consider and vote on the following proposals:

1.            To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to the T. Rowe Price High Yield Fund (the “T. Rowe Price Fund”), a series of the T. Rowe Price High Yield Fund, Inc., in exchange for the assumption of the Fund’s stated liabilities by the T. Rowe Price Fund and Investor Class shares of the T. Rowe Price Fund, followed by the complete liquidation of the Fund;

2.            To elect five Directors of the Fund, nominated by the Board of Directors of the Fund (the “Board”), each to hold office until the next annual meeting of shareholders and until a successor shall have been duly elected and qualified, or until the Director’s death, resignation, or removal; and

3.            To transact such other business as may properly come before the Shareholder Meeting and any adjournment thereof.

Please read the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the proposals.

The Board believes that each proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote “for” each proposal.

Shareholders of record at the close of business on September 13, 2024, are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Shareholder Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also submit their proxies over the internet or by telephone.

By Order of the Board of Directors

Ellen E. Terry
Secretary

September 30, 2024

Boston, Massachusetts

Combined Proxy Statement and Prospectus

September 30, 2024

Proxy statement of

The New America High Income Fund, Inc.
33 Broad Street
Boston, Massachusetts 02109
(617) 263-6400

and

Prospectus of

T. Rowe Price High Yield Fund
a series of T. Rowe Price High Yield Fund, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
(410) 345-2000

This Combined Proxy Statement and Prospectus, dated September 30, 2024 (this “Proxy Statement/Prospectus”), is being furnished to shareholders of The New America High Income Fund, Inc. (the “Target Fund”) in connection with the solicitation by the Board of Directors of the Target Fund (the “Target Fund Board” or the “Target Fund Directors”) of proxies to be used at the 2024 annual meeting of the shareholders (with any postponements or adjournments, the “Shareholder Meeting”) of the Target Fund to be held at the offices of Kirkland & Ellis LLP, 200 Clarendon Street, Boston, Massachusetts 02116, on November 20, 2024, at 9:00 a.m. Eastern Time.

At the Shareholder Meeting, shareholders of the Target Fund will be asked to consider and vote on the following proposals:

1.            To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the transfer of the assets of the Target Fund to the T. Rowe Price High Yield Fund (the “Acquiring Fund”), a series of the T. Rowe Price High Yield Fund, Inc. (the “Acquiring Corporation”), in exchange for the assumption of the Target Fund’s stated liabilities by the Acquiring Fund and Investor Class shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund (the “Reorganization”);

2.            To elect five Target Fund Directors, nominated by the Target Board Fund, each to hold office until the next annual meeting of shareholders and until a successor shall have been duly elected and qualified, or until the Target Fund Director’s death, resignation, or removal; and

3.            To transact such other business as may properly come before the Shareholder Meeting and any adjournment thereof.

Shareholders of record at the close of business on September 13, 2024, are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment thereof.

The Target Fund Board Recommends
That You Vote in Favor of the Proposals.

This Proxy Statement/Prospectus explains concisely the information about the Acquiring Fund that you should know before voting on the Plan of Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

●	The Statement of Additional Information, dated September 30, 2024, relating to the Reorganization.

●	The annual shareholder report of the Target Fund, dated February 20, 2024.

●	The semiannual shareholder report of the Target Fund, dated August 8, 2024.

●	The prospectus of the Acquiring Fund, dated August 1, 2024, as supplemented to date.

●	The Statement of Additional Information of the Acquiring Fund, dated August 1, 2024.

●	The annual shareholder report of the Acquiring Fund, dated May 31, 2024.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following email address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

In addition to the information contained in this Proxy Statement/Prospectus, information relating to the management of the Target Fund contained in the Annual Report, dated February 20, 2024, (File No. 811-05399) is incorporated by reference in this document. Information relating to the Acquiring Fund contained in the Prospectus of the Acquiring Fund, dated August 1, 2024, (File Nos. 002-93707, 811-04119) also is incorporated by reference in this document. The Statement of Additional Information, dated September 30, 2024, relating to this Proxy Statement/Prospectus and the Reorganization, which includes the financial statements of the Target Fund for the fiscal year ended December 31, 2023, and financial statements of the Acquiring Fund for the fiscal year ended May 31, 2024, is incorporated by reference in its entirety in this document.

The common shares of the Target Fund, a closed-end fund, are listed on the New York Stock Exchange (the “NYSE”). Reports, proxy statements and other information concerning the Target Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005. Investor Class shares and other shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Investor Class shares of the Acquiring Fund in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

Questions and Answers relating to the proposals

Q:	Why am I receiving the enclosed Proxy Statement/Prospectus?

A:

You are receiving the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) because you own shares, either directly or beneficially, of The New America High Income Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission (the “SEC”) as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of the close of business on September 13, 2024 (the “Record Date”). Shareholders of record as of the Record Date are entitled to notice of, and to vote at, the 2024 annual meeting of shareholders and any postponements or adjournment thereof to be held on November 20, 2024 (the “Shareholder Meeting”). The New America High Income Fund, Inc. is referred to as the “Target Fund” throughout these Questions and Answers.

The Board of Directors of the Target Fund (the “Target Fund Board” or the “Target Fund Directors”) urges you to review the information provided before voting on the proposals that will be presented at the Shareholder Meeting (each, a “Proposal” and collectively, the “Proposals”).

Q:	Why is the Shareholder Meeting being held?

A:

The Target Fund is listed on the New York Stock Exchange, Inc. (“NYSE”), which requires that the Fund hold an annual meeting of shareholders to elect directors. The 2023 annual meeting was held in April of 2023, so this meeting is the 2024 annual meeting of shareholders. In addition to proposing the election of five Directors, the Board is proposing to reorganize the Target Fund into the T. Rowe Price High Yield Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). The Acquiring Fund is a series of the T. Rowe Price High Yield Fund, Inc., a Maryland corporation registered with the SEC as an open-end investment company under the 1940 Act.

At the Shareholder Meeting, the Target Fund’s shareholders will be asked to vote on the reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Plan of Reorganization”) and the transactions contemplated thereby, including the transfer of all the assets and stated liabilities of the Target Fund to the Acquiring Fund pursuant to the Plan of Reorganization and the termination of the Target Fund’s registration under the 1940 Act, and liquidation and dissolution pursuant to Maryland law (the “Reorganization”).

In addition to the proposed Reorganization, shareholders of the Target Fund will also be asked to elect five Directors.

The Board unanimously recommends that you vote “FOR” each Proposal.

Q:	What vote is required to approve the Plan of Reorganization?

A:	A majority (more than 50%) of the outstanding shares of common stock entitled to vote of the Target Fund is required for the approval of the proposed Reorganization. The presence, in person or by proxy, of shareholders of the Target Fund entitled to cast a majority of the votes entitled to be cast at the Shareholder Meeting constitutes a quorum for the transaction of business.

Q:	Why is the Reorganization being recommended by the Board?

A:	The Target Fund Directors believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders. The Target Fund Directors considered the following potential benefits, among others, in approving the proposal:

i

●	Investment Objectives and Strategies, Principal Risks, and Fundamental Policies. The Funds have similar investment objectives, substantially similar principal investment strategies, and similar principal risks, except for the risks associated with leverage and the premium/discount from NAV, which are not applicable to an open-end fund like the Acquiring Fund. The fundamental investment policies of each Fund are also similar and any differences do not reflect a material difference in the way the Funds are managed.

●	Continuity of Management. The Funds are both advised by T. Rowe Price, and Rodney Rayburn is the named portfolio manager for both Funds. T. Rowe Price intends to manage the combined Fund in substantially the same manner as it managed each of the Funds prior to the Reorganization.

●	Effect on Fund Fees and Expenses. The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization. The gross and net annual fund operating expenses of the Acquiring Fund are expected to be lower than those of the Target Fund, and Target Fund shareholders are expected to pay lower total fees and expenses after the Reorganization. The Target Fund Board noted that the management fees of the Acquiring Fund are higher than the management fees of the Target Fund.

●	Sales Charges and Redemption Fees. No sales load, contingent deferred sales charge, commission, redemption fee, or other transactional fee will be charged by the Target Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

●	Trading Discounts/Premiums to NAV. Shares of the Target Fund are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Target Fund’s NAV per share was $8.20 as of June 30, 2024. The market price for the Target Fund’s shares ended the period at $7.33, representing a market price discount of approximately 10.6%. In contrast, shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at NAV, less any applicable charges.

●	NAV Dilution. After the Reorganization, former Target Fund shareholders will own Investor Class shares of the Acquiring Fund equal to the aggregate value of their shares of the Target Fund immediately prior to the Reorganization. Because shares of the Acquiring Fund will be issued at the NAV per share of the Acquiring Fund in exchange for the assets of the Target Fund, net of the stated liabilities of the Target Fund assumed by the Acquiring Fund, the NAV per share of the Acquiring Fund will be unchanged as a result of the Reorganization. Thus, the Reorganization will not result in any NAV dilution to shareholders.

●	Tax Consequences. Assuming certain conditions are satisfied, the Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. As such, the Target Fund’s shareholders would not recognize a taxable gain or loss on the receipt of shares of the Acquiring Fund in exchange solely for their shares of the Target Fund. A Target Fund shareholder’s tax basis in the Acquiring Fund shares received in the Reorganization would be the same as such shareholder’s tax basis in the Target Fund shares, and the tax holding period would be the same. The Acquiring Fund’s tax basis, for the assets received in the Reorganization, would be the same as the Target Fund’s basis immediately before the Reorganization, and the Acquiring Fund’s tax holding period for those assets would include the Target Fund’s holding period.

The Target Fund Directors recommend that shareholders of the Target Fund vote FOR the Proposal to approve the Plan of Reorganization.

Q:	How will the Reorganization work?

A:

Subject to the approval of the shareholders of the Target Fund, the Reorganization will consist of the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption of the Target Fund’s stated liabilities by the Acquiring Fund and Investor Class shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to that of the aggregate NAV of the outstanding shares of the Target Fund on the closing date of the Reorganization. After the Reorganization closes, the Target Fund’s registration under the 1940 Act will be terminated and the Target Fund will be liquidated and dissolved pursuant to Maryland law.

If the Plan of Reorganization is approved by the Target Fund’s shareholders at the Shareholder Meeting, the Reorganization is expected to occur during the first or second quarter of 2025.

Q:	How will the Reorganization affect the Target Fund shareholders?

A:

Upon the closing of the Reorganization, shareholders of the Target Fund, a closed-end investment company, will become holders of Investor Class shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The number of Investor Class shares that shareholders of the Target Fund receive will be based on the NAV (not the market value) of the Target Fund relative to the NAV of Investor Class shares of the Acquiring Fund. The aggregate NAV of the Acquiring Fund shares received by Target Fund shareholders will be equal to the aggregate NAV of the shares of the Target Fund held by its shareholders valued using the Acquiring Fund’s valuation procedures, in each case as of the close of business on the business day immediately prior to the closing date of the Reorganization.

Shares of the Target Fund are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Target Fund’s shares have recently traded at a discount to their NAV. In contrast, shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at NAV, less any applicable charges. Following the completion of the Reorganization, Target Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Reorganization at NAV on each day the Acquiring Fund is open for business.

The Acquiring Fund currently also offers I Class and Advisor Class, neither of which will be issued in connection with the Reorganization. Investor Class shares were chosen as the share class to be received by Target Fund shareholders based on eligibility and expense considerations. In addition, Investor Class is consistent with closed-end fund common share characteristics, specifically, neither have sales loads or 12b-1 fees and both are broker-dealer held share classes. If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Acquiring Fund, would be able to exchange their Investor Class shares received in the Reorganization for shares of another class of the Acquiring Fund for which they are eligible and as further provided for in the Acquiring Fund’s registration statement. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Q:	What are the principal differences between an open-end investment company and a closed-end investment company?

A:	Shares of closed-end investment companies, such as the Target Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) NAV.

Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at NAV, less any applicable charges.

Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act. Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). As a result, following the Reorganization, the combined Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit. Closed-end funds are not subject to Rule 22e-4, and the Target Fund may invest in illiquid investments without limit.

In addition, closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred shares and debt securities in addition to common shares. As of June 30, 2024, the Target Fund had outstanding borrowings of $84 million through its liquidity facility. The Target Fund’s leverage produces a higher dividend for shareholders than the same portfolio would produce without leverage. Leverage also magnifies the effects of price movements on the Fund’s NAV per share. The Acquiring Fund does not utilize leverage and generally would maintain higher cash balances than the Target Fund.

Investors pay brokerage commissions in connection with the purchase and sale of Target Fund common shares on the NYSE. A financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for buying and redeeming Target Fund shares. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. Distribution and service fees are generally used to compensate financial intermediaries for distribution and/or shareholder services. The Acquiring Fund has not adopted a distribution and service plan under Rule 12b-1 with respect to the Investor Class. While the Acquiring Fund’s Investor Class shares have new fees different from those of the Target Fund, as described in more detail below, the Acquiring Fund’s management fee and overall expenses, on both a gross and net basis, are lower than those of the Target Fund.

If the Plan of Reorganization is approved by the Target Fund's shareholders, the existence of the Target Fund’s trading discount creates an arbitrage trade for opportunistic investors, and there is a possibility that Target Fund shareholders may redeem from the Acquiring Fund following the Reorganization to take advantage of this arbitrage opportunity.

Also, the structure of a closed-end funds allows for relatively fixed capitalization and so closed-end funds may keep their assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds, in order to satisfy redemption requests, generally are required to hold a higher cash position than closed-end funds and may sell portfolio securities at disadvantageous times or prices.

Q:	Will Target Fund common shareholders who redeem Acquiring Fund shares after the Reorganization be charged a redemption fee?

A:	No. Shareholders of the Target Fund who receive Acquiring Fund shares in the Reorganization will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q:	Will I have to pay any sales load, contingent deferred sales charge, commission, repurchase fee or other transactional fee in connection with the Reorganization?

A:	No. You will not have to pay any sales load, contingent deferred sales charge, commission, repurchase fee or other transactional fee in connection with the Reorganization.

Q:	How do the Funds’ investment objectives compare?

A:	The Acquiring Fund and Target Fund have similar investment objectives: the Acquiring Fund’s investment objective is to seek high current income, and secondarily, capital appreciation; the Target Fund’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of “high-yield” fixed-income securities, commonly known as “junk bonds.”

Q:	How do the Funds’ principal investment strategies and risks compare?

A:

The Acquiring Fund and Target Fund have substantially similar principal investment strategies. Any differences between the principal investment strategies do not reflect a material difference in the manner in which the Funds are managed, except that the Target Fund is a closed-end fund that uses leverage through borrowing under a liquidity agreement to employ its investment strategies as discussed below.

Because the Target Fund and the Acquiring Fund have similar investment objectives and substantially similar principal investment strategies, the Target Fund’s and the Acquiring Fund’s principal risks are also similar, except for the risks associated with leverage and the premium/discount from NAV, which are not applicable to an open-end fund like the Acquiring Fund.

Q:	Who manages the Funds?

A:

T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Adviser”) has served as the investment adviser to the Acquiring Fund since inception and to the Target Fund since December 2, 2002.

As portfolio manager, Rodney Rayburn has day-to-day responsibility for managing each Fund’s investment program and he works with an Investment Advisory Committee in developing and executing the investment program. The members of the Investment Advisory Committee are as follows: Rodney M. Rayburn, chair, Jason A. Bauer, Michael F. Connelly, Michael Della Vedova, Stephen M. Finamore, Daniel Fox, Michael T. Hyland, Paul M. Massaro, John Park, Brian A. Rubin, Reena Tilva, Michael J. Trivino, and David Alan Yatzeck.

Q:	How will the Reorganization impact fees and expenses?

A:

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will not change as a result of the Reorganization and will apply following the Reorganization.

Please see the table below reflecting the current and expected management fees and total annual operating expenses, on a gross and net basis, for each of the Funds. The Acquiring Fund has a competitive management fee and expense ratios, each of which is lower when compared to the Target Fund.

Shareholder Fees (fees paid directly from your investment)

	Target Fund Common Shares	Acquiring Fund Investor Class	Pro Forma after Reorganization Acquiring Fund Investor Class
Maximum account fee	None	$20(a)	$20(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund Common Shares	Acquiring Fund Investor Class	Pro Forma after Reorganization Acquiring Fund Investor Class
Management fees	0.35%	0.59%	0.59%
Other expenses	1.03%	0.20%	0.20%
Interest expense on line of credit	2.83%	N/A	N/A

v

Total annual fund operating expenses	4.21%	0.79%	0.79%
Fee waiver/expense reimbursement	—	(0.09)%(b)	(0.09)%(b)
Total annual fund operating expenses after fee waiver/expense reimbursement	—	0.70%(b)	0.70%(b)

[a] Subject to certain exceptions and account minimums, Acquiring Fund accounts are charged an annual $20 fee, which are paid directly from each shareholder’s investment.

[b] T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2025) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.70%. The agreement may only be terminated at any time after September 30, 2025, with approval by the Acquiring Fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.70%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

Q:	Will the portfolio of the Target Fund be repositioned in connection with the Reorganization?

A:

T. Rowe Price has reviewed the portfolio holdings of the Target Fund and, as of June 30, 2024, a substantial number of the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. Due to operational limitations, the Target Fund will sell certain bank loans in its portfolio prior to the consummation of the Reorganization. As of June 30, 2024, approximately 98% of the Target Fund’s total assets were invested in the same securities held by the Acquiring Fund.

In addition to selling certain bank loans in its portfolio prior to the consummation of the Reorganization, the Target Fund will also terminate its liquidity facility and reduce its outstanding borrowings prior to the consummation of the Reorganization. As of June 30, 2024, the Target Fund had outstanding borrowings of $84 million through its liquidity facility. This amount bears interest at an adjustable rate based on a margin above the Overnight Bank Financing Rate.

Although the Reorganization will not result in a material change to the Target Fund’s investment portfolio due to investment restrictions, approximately 34% of the portfolio will be sold in connection with the reorganization. Specifically, the Adviser estimates 30.6% of the securities are anticipated to be sold in a pro rata manner to allow the Target Fund to repay the outstanding leverage. In addition, the Adviser estimates that 3.4% of the Target Fund’s portfolio will be sold due to restrictions on transferability for certain of the Target Fund’s bank loan holdings. Following the Reorganization, shareholders of the Target Fund will continue to be invested in a fund (the Acquiring Fund) with an investment portfolio that is materially the same as the Target Fund’s current investment portfolio, but, as discussed elsewhere in the Proxy Statement/Prospectus, without the capacity to utilize leverage in the same manner.

These actions may cause the Target Fund to not comply with its investment policies.

Q:	Will the Reorganization constitute a taxable event for the Target Fund’s shareholders?

A:	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent that additional portfolio investments of the Acquiring Fund are sold after the Reorganization in order to meet redemption requests from former shareholders of the Target Fund, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Target Fund).

At any time before the Reorganization takes place, a shareholder may sell shares of the Target Fund on the NYSE. Generally, such sales would be taxable transactions.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	Will the Funds have to pay any fees or expenses in connection with the Reorganization?

A:

The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $615,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus) (the “Reorganization Costs”). These Reorganization Costs will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated.

In addition to the costs of the Reorganization, as part of its winding up and dissolution, the Target Fund will also bear other costs. These costs include, among others, legal and accounting fees, fees for a non-cancelable run-off directors & officers / errors & omissions policy (as required under the Plan of Reorganization), termination fees that may be incurred for early termination of Target Fund agreements, and severance payments, which are estimated to be approximately $1,135,000. These estimated costs will be borne indirectly by the Target Fund’s shareholders only if the Reorganization is consummated.

The Reorganization Costs and the costs associated with the winding up and dissolution of the Target Fund are separate and independent of each other. Together, these costs are approximately $1,750,000.

These estimated costs will be accrued as a liability of the Target Fund prior to the completion of the Reorganization and such liability will be adjusted if actual costs are higher or lower than the estimate. Accordingly, the NAV of the Target Fund will be reduced by the amount of such costs prior to the determination of the NAV of the Target Fund for purposes of determining the number of Acquiring Fund shares to be received in the Reorganization.

In addition to the fees and expenses described above, Target Fund shareholders will also indirectly bear the estimated brokerage commission and other transaction costs associated with the portfolio repositioning described earlier in the Questions and Answers only if Target Fund shareholders approve the Reorganization.

Q:	Will the proposed Reorganization affect the Target Fund’s distributions?

A:	The Target Fund’s distributions can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is, and operating expenses, among other factors. Because the Target Fund will have to reduce its use of leverage prior to the consummation of the Reorganization and will pay all of the costs associated with the Reorganization, it may not be able to maintain distributions at historical levels.

Q:	What happens if shareholders of the Target Fund do not approve the Reorganization?

A:	If shareholders of the Target Fund do not approve the Reorganization, the Reorganization will not occur, the Target Fund would continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Board may consider other alternatives for the Target Fund, which may include further solicitation of shareholders or re-proposing the Reorganization, seeking a merger with a different fund, restructuring the Target Fund as an open-end fund, continuing the operations of the Target Fund with a new investment strategy, or liquidating the Target Fund.

Q:	When will the Reorganization take place?

A:	If approved, the Reorganization is expected to occur during the first or second quarter of 2025.

Q:	What vote is required to elect a Director?

A:	In a non-contested election, such as the one that will occur during the Shareholder Meeting, a plurality of all the votes cast is sufficient to elect a Director. The presence, in person or by proxy, of shareholders of the Target Fund entitled to cast a majority of the votes entitled to be cast at the Shareholder Meeting constitutes a quorum for the transaction of business. Voting for the election of Directors is non-cumulative, and so holders of a majority of the outstanding shares represented at the Shareholder Meeting in person or by proxy may elect all of the Directors.

Q:	Why are shareholders of the Target Fund being asked to vote for Directors at the Shareholder Meeting?

A:	The Target Fund is listed on the NYSE, which requires that the Target Fund hold an annual meeting to elect directors. Although the Target Fund is expected to be reorganized into the Acquiring Fund after the Shareholder Meeting if shareholders approve the Reorganization, the oversight of the Target Fund Board is important even if the Target Fund is in the process of reorganizing. The Target Fund Board will have responsibility for overseeing the Fund’s management and winding up of the Fund’s affairs through the closing of the Reorganization.

Q:	How does the Board suggest that I vote?

A:	As noted above, the Board unanimously recommends that you vote “FOR” each Proposal.

Q:	When and where will the Shareholder Meeting be held?

A:	The Shareholder Meeting will be held on November 20, 2024, at 9:00 a.m. Eastern Time at the offices of Kirkland & Ellis LLP, 200 Clarendon Street, Boston, Massachusetts 02116.

Q:	Who is eligible to vote at the Shareholder Meeting?

A:	As noted above, the Board fixed the close of business on September 13, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting. As of the Record Date, 23,374,744 shares of the Fund’s common stock, par value $0.01 per share were issued and outstanding. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Shareholder Meeting, will be voted according to shareholders’ instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted “FOR” the Reorganization. If any other business properly comes before the Shareholder Meeting, your shares will be voted at the discretion of the persons named as proxies.

Q:	Who is eligible to attend the Shareholder Meeting?

A:	All shareholders as of the Record Date, or their duly appointed proxies, may attend the Shareholder Meeting. Each shareholder may be asked to present valid identification. Please note that shareholders who hold Fund shares in “street name” (that is, through a broker, bank, or other nominee) will need to bring a copy of a brokerage statement reflecting the shareholder’s ownership of Fund shares as of the record date.

Q:	How do I vote my shares?

A:	Shareholders of record of the Target Fund as of the close of business on the Record Date (September 13, 2024) are entitled to notice of and to vote at the Shareholder Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by attending the Shareholder Meeting.

Q:	Will anyone contact me?

A:	You may receive a call from Equiniti Fund Solutions, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy. As the Shareholder Meeting date approaches, certain shareholders of the Target Fund may receive telephone calls if their votes have not yet been received. In the event that the Target Fund solicits votes by having calls placed by officers or employees of the Target Fund or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from Target Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Target Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Q:	Whom do I contact for further information?

A:	If you have any questions or would like any further information about the Proposals, please contact the Target Fund by telephone at (617) 263-6400.

Summary

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) or incorporated herein about the two proposals that shareholders of The New America High Income Fund, Inc. (the “Target Fund”) will be asked to consider and vote on at the 2024 Annual Meeting of Shareholders of the Target Fund (the “Shareholder Meeting”). Each of the proposals is not contingent on the approval of the other proposal. Shareholders are asked to consider whether:

1.            To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the transfer of the assets of the Target Fund to the T. Rowe Price High Yield Fund (the “Acquiring Fund”), a series of the T. Rowe Price High Yield Fund, Inc. (the “Acquiring Corporation”), in exchange for the assumption of the Target Fund’s stated liabilities by the Acquiring Fund and Investor Class shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund (the “Reorganization”); and

2.            To elect five directors to the Board of Directors of the Target Fund (the “Target Fund Board” or the “Target Fund Directors”), nominated by the Target Board Fund, each to hold office until the next annual meeting of shareholders and until a successor shall have been duly elected and qualified, or until the Target Fund Director’s death, resignation, or removal.

The Target Fund Board, including a majority of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Fund (the “Independent Target Fund Directors”), has approved both proposals.

Proposal 1

If shareholders of the Target Fund approve the Reorganization, each shareholder of the Target Fund will hold, immediately after the close of the Reorganization, Investor Class shares of the Acquiring Fund as of the close of business on the closing date.

In considering whether to approve the Reorganization, you should note that:

●              The Target Fund and the Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Target Fund is registered as a closed-end, management investment company and the Acquiring Corporation is registered as an open-end, management investment company. The Target Fund and the Acquiring Corporation are both organized as corporations under the laws of the State of Maryland.

●              The Target Fund and the Acquiring Fund are both advised by T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Adviser”) and Rodney Rayburn is the named portfolio manager for both Funds.

●              In connection with the Reorganization, T. Rowe Price has agreed to waive any minimum investment amounts or shareholder eligibility criteria applicable to initial, subsequent or additional investments in the Acquiring Fund only with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

●              The Acquiring Fund and Target Fund have similar investment objectives: the Acquiring Fund’s investment objective is to seek high current income, and secondarily, capital appreciation; the Target Fund’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of “high-yield” fixed-income securities, commonly known as “junk bonds.”

●              The Acquiring Fund and Target Fund have substantially similar principal investment strategies. Any differences between the principal investment strategies do not reflect a material difference in the manner in which the Funds are managed, except that the Target Fund is a closed-end fund that uses leverage through borrowing under a liquidity agreement to employ its investment strategies as discussed below.

●              Because the Target Fund and the Acquiring Fund have similar investment objectives and substantially similar principal investment strategies, the Target Fund’s and the Acquiring Fund’s principal risks are also similar, except for the risks associated with leverage and the premium/discount from NAV, which are not applicable to an open-end fund like the Acquiring Fund.

●              The fundamental investment policies of each Fund are similar, except that the Target Fund is subject to certain additional fundamental policies that prohibit it from (a) pledging, hypothecating, mortgaging or otherwise encumbering its assets, except to secure borrowings permitted by the Target Fund’s fundamental investment policy related to borrowing, (b) purchasing securities on margin, (c) making short sales of securities or maintaining a short position for the account unless certain conditions are met, (d) buying or selling oil, gas or other mineral leases, rights or royalty contracts, or (e) making investments for the purpose of exercising control or management of the issuer of any security. These fundamental policies do not reflect a material difference in the way the Funds are managed. The Acquiring Fund is also subject to certain operating policies that are subject to change by the Acquiring Fund Board without shareholder approval.

●              The interests of the Funds’ shareholders would not be diluted as a result of the Reorganization.

●              The shareholders of the Target Fund are expected to benefit from: (1) T. Rowe Price’s reputation in the financial industry, (2) long-term efficiencies that may result from the Target Fund becoming part of the larger T. Rowe Price family of funds, including the potential to reduce the level of operational expenses associated with administrative, compliance and portfolio management services due to improved scale and purchasing power, and (3) T. Rowe Price’s substantial distribution capabilities that may result in significant asset growth and provide opportunities for economies of scale and cost savings over time as certain expenses, such as fixed operating expenses, become a smaller percentage of overall assets.

●              The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, neither the Target Fund or its shareholders, nor the Acquiring Fund or its shareholders are expected to recognize any gain or loss for federal income tax purposes from the Reorganization.

●              The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $615,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus) (the “Reorganization Costs”). These Reorganization Costs will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated. In addition to the costs of the Reorganization, as part of its winding up and dissolution, the Target Fund will also bear other costs. These costs include, among others, legal and accounting fees, fees for a non-cancelable run-off directors & officers / errors & omissions policy (as required under the Plan of Reorganization), termination fees that may be incurred for early termination of Target Fund agreements, and severance payments, which are estimated to be approximately $1,135,000. These estimated costs will be borne indirectly by the Target Fund’s shareholders only if the Reorganization is consummated. The Reorganization Costs and the costs associated with the winding up and dissolution of the Target Fund are separate and independent of each other. Together, these costs are approximately $1,750,000.

●              These estimated costs will be accrued as a liability of the Target Fund prior to the completion of the Reorganization and such liability will be adjusted if actual costs are higher or lower than the estimate. Accordingly, the NAV of the Target Fund will be reduced by the amount of such costs prior to the determination of the NAV of the Target Fund for purposes of determining the number of Acquiring Fund shares to be received in the Reorganization. In addition to the fees and expenses described above, Target Fund shareholders will also indirectly bear the estimated brokerage commission and other transaction costs associated with the portfolio repositioning described earlier in the Questions and Answers only if Target Fund shareholders approve the Reorganization.

●               T. Rowe Price has reviewed the portfolio holdings of the Target Fund and, as of June 30, 2024, a substantial number of the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. Due to operational limitations, the Target Fund will sell certain bank loans in its portfolio prior to the consummation of the Reorganization. As of June 30, 2024, approximately 98% of the Target Fund’s total assets were invested in the same securities held by the Acquiring Fund.

In addition to selling certain bank loans in its portfolio prior to the consummation of the Reorganization, the Target Fund will also terminate its liquidity facility and reduce its outstanding borrowings prior to the consummation of the Reorganization. As of June 30, 2024, the Target Fund had outstanding borrowings of $84 million through its liquidity facility. This amount bears interest at an adjustable rate based on a margin above the Overnight Bank Financing Rate.

Although the Reorganization will not result in a material change to the Target Fund's investment portfolio due to investment restrictions, approximately 34% of the portfolio will be sold in connection with the reorganization. Specifically, the Adviser estimates 30.6% of the securities are anticipated to be sold in a pro rata manner to allow the Target Fund to repay the outstanding leverage. In addition, the Adviser estimates that 3.4% of the Target Fund's portfolio will be sold due to restrictions on transferability for certain of the Target Fund's bank loan holdings. Following the Reorganization, shareholders of the Target Fund will continue to be invested in a fund (the Acquiring Fund) with an investment portfolio that is materially the same as the Target Fund's current investment portfolio, but, as discussed elsewhere in the Proxy Statement/Prospectus, without the capacity to utilize leverage in the same manner.

●               Because the Target Fund will have to reduce its use of leverage prior to the consummation of the Reorganization and will pay all of the costs associated with the Reorganization, it may not be able to maintain distributions at historical levels.

Proposal 2

At the Shareholder Meeting, shareholders of the Target Fund will also be asked to elect the five nominees named below as Target Fund Directors, each to serve as such until the next annual meeting of the Target Fund’s shareholders and until a successor shall have been duly elected and qualified, or until the Target Fund Director’s death, resignation, or removal. Although the Target Fund is expected to be reorganized into the Acquiring Fund after the Shareholder Meeting if shareholders approve the Reorganization, the oversight of the Target Fund Board is important even if the Target Fund is in the process of reorganizing. The Target Fund Board will have responsibility for overseeing the Fund’s management and winding up of the Fund’s affairs through the closing of the Reorganization. All of the nominees are presently serving as Target Fund Directors and were elected at last year’s annual meeting. Each nominee has agreed to serve as a Target Fund Director if elected.

Proposal 1: The Reorganization

Comparison of the Target Fund with the Acquiring Fund

Investment Objectives

The Funds have similar investment objectives as shown below:

New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
The investment objective of the Target Fund is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of “high-yield” fixed-income securities, commonly known as “junk bonds.”	The Acquiring Fund seeks high current income and, secondarily, capital appreciation.

Each Fund’s investment objective is considered a fundamental policy and may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

Principal Investment Strategies

The Acquiring Fund and Target Fund have substantially similar principal investment strategies. Any differences between the principal investment strategies do not reflect a material difference in the manner in which the Funds are managed, except that the Target Fund is a closed-end fund that uses leverage through borrowing under a liquidity agreement to employ its investment strategies.

New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

The Target Fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by the Adviser. The Target Fund uses leverage through borrowing under a liquidity agreement (not to exceed 33⅓% of the Target Fund’s total assets) to employ its investment strategies. If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Target Fund’s 80% investment policy.

High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip

The Acquiring Fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any credit rating agency but deemed by the Adviser to be below investment grade. If a holding is split rated (i.e., rated investment grade by at least one credit rating agency and below investment grade by another credit rating agency), the lower rating will be used for purposes of the Acquiring Fund’s 80% investment policy. Shareholders will receive at least 60 days’ prior notice of a change to the Acquiring Fund’s 80% investment policy.

High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip

New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Target Fund may be senior or subordinate obligations of the borrower. The Target Fund may invest up to 10% of its total assets in bank loans.

The Target Fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the Target Fund relies extensively on the Adviser’s credit research analysts. The Target Fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets will typically be invested in U.S. dollar-denominated bonds, the Target Fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The Target Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The Target Fund may also use forward currency exchange contracts to protect the Target Fund’s non-U.S. dollar denominated holdings from adverse currency movements by hedging the Target Fund’s foreign currency exposure back to the U.S. dollar.

Notwithstanding the investment strategies described in the paragraph above, the Target Fund will not invest in bonds or securities of issuers classified as being in the Greater China Region (e.g., China, Hong Kong, and Macau). For purposes of this guideline, a bond’s or a security’s country classification is based on generally accepted industry standards, including, but not limited to, the issuer’s country of incorporation, primary listing or domicile, or other factors the Adviser believes to be relevant. The restrictions described in this paragraph applies at the time of purchase of a security.

companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The Acquiring Fund may invest up to 15% of its total assets in bank loans. While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Acquiring Fund may be senior or subordinate obligations of the borrower.

The Acquiring Fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the Acquiring Fund relies extensively on the Adviser’s credit research analysts. The Acquiring Fund focuses primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets are typically invested in U.S. dollar-denominated bonds, the Acquiring Fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The Acquiring Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers.

The Acquiring Fund’s yield will vary. The Acquiring Fund’s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. The Acquiring Fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying loans and bonds, with each holding’s maturity “weighted” by the percentage of the Acquiring Fund’s assets it represents, and an average effective maturity taking into consideration that securities may be called or prepaid.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest

New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

The Adviser integrates environmental, social, and governance (“ESG”) factors into its investment research process for certain investments. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, the Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Target Fund’s portfolio. The Adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Target Fund.

The Target Fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, the Target Fund may invest without limitation in money market instruments, including rated and unrated commercial paper of domestic and foreign corporations (except those classified as being in the Greater China Region, as described above), certificates of deposit, bankers’ acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The Target Fund reserves the right to invest in investment grade securities and securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes.

rates. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years—the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life. Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the Acquiring Fund’s duration by an expected change in interest rates.

The Adviser integrates environmental, social, and governance (“ESG”) factors into its investment research process for certain investments. While ESG matters vary widely, the Adviser generally considers ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, the Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Acquiring Fund’s portfolio. The Adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Acquiring Fund.

The Acquiring Fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

Principal Risks of Investing in the Funds

Because the Target Fund and the Acquiring Fund have similar investment objectives and substantially similar principal investment strategies, the Target Fund’s and the Acquiring Fund’s principal risks are also similar, except that the Target Fund’s risks differ from those of the Acquiring Fund’s risks to the extent necessary to conform the risk disclosure with that of other funds in the T. Rowe Price family of funds, including removing certain risk factors associated with investment strategies that T. Rowe Price does not consider to be principal. Because the Target Fund and the Acquiring Fund have similar investment objectives and substantially similar principal investment strategies, the Funds do not believe that any differences between the Target Fund’s and the Acquiring Fund’s risks are the result of any differences in how the Funds have been managed, except for the risks associated with leverage and the premium/discount from NAV, which are not applicable to an open-end fund like the Acquiring Fund. The principal risks of both the Target Fund and the Acquiring Fund are reproduced below. The risks of the Acquiring Fund are described in greater detail in its Prospectus and Statement of Additional Information (“SAI”).

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
High Yield Bond Investing Risk

High yield bond investing (which is sometimes referred to as “junk investing”) subjects the Target Fund to heightened credit risk. Issuers of high yield bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer’s or lender’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since pooled investment vehicles, like registered investment companies, can be a major source of demand in certain high yield bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the Target Fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery

Junk investing subjects the Acquiring Fund to heightened credit risk. Issuers of junk bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment-grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer’s or lender’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since funds can be a major source of demand in certain junk bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices and funds’ share prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the Acquiring Fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

 of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the Target Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Target Fund to liability as a lender.

recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the Acquiring Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Acquiring Fund to liability as a lender.

Fixed Income Markets Risk	The market price of investments owned by the Target Fund may go up or down, sometimes rapidly or unpredictably. The Target Fund’s investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions.	The market price of investments owned by the Acquiring Fund may go up or down, sometimes rapidly or unpredictably. The Acquiring Fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. The Acquiring Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.
Interest Rate Risk	The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Such decreases in price as due to the bonds and notes in the Target Fund’s portfolio becoming less attractive to other investors when securities with higher yields become available. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, “weighted” by the percentage of the fund’s assets it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates) carry greater interest rate risk. As a result, in a rising interest rate environment, the NAV of a fund with a

The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Such decreases in prices are due to the bonds and notes in the Acquiring Fund’s portfolio becoming less attractive to other investors when securities with higher yields become available. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, “weighted” by the percentage of the Acquiring Fund’s assets it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates) carry greater

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
longer weighted average maturity or duration typically decreases at a faster rate than the NAV of a fund with a shorter weighted average maturity or duration. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the Target Fund invests. The discontinuation and replacement of a benchmark rate such as the London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the Target Fund’s performance. Given the current elevated inflation environment, risks associated with rising interest rates are currently heightened. As a result, rapid changes in interest rates may increase the Target Fund’s overall exposure to interest rate risk.

interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests. An elevated inflation environment may heighten risks associated with rising rates. As a result, rapid changes in interest rates may increase the Acquiring Fund’s overall exposure to interest rate risk.

Credit Quality Risk	An issuer of a debt instrument held by the Target Fund could default (fail to make scheduled interest or principal payments), potentially reducing the Target Fund’s income, NAV and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) or below are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as “junk”).	An issuer of a debt instrument held by the Acquiring Fund could default (fail to make scheduled interest or principal payments), potentially reducing the Acquiring Fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated below investment grade are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as “junk”).
Callable Bonds Risk	During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The Target Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Target Fund’s income.

During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The Acquiring Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Acquiring Fund’s income.

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
Foreign Investing Risk	The Target Fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Target Fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors. In addition, information with respect to foreign borrowers may differ from that available for U.S. borrowers because foreign companies are not generally subject to accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. borrowers.	The Acquiring Fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local or regional political, social, and economic conditions; greater volatility; lower liquidity; and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Acquiring Fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.
Emerging Market Securities Risk

The Target Fund may invest in securities of issuers located in “emerging markets.” Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Target Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.
Foreign Currency Risk

Although the Target Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Target Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Target Fund’s investment securities and the NAV of its shares. The currencies of certain countries in which the Target Fund invests are more volatile than those of other countries and, therefore, the Target Fund’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Bank Loan Risk

Investments in bank loans expose the Target Fund to additional risks beyond those normally associated with more traditional debt instruments. The Target Fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. Bank loans often have contractual restrictions on

Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the Acquiring Fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

resale. These restrictions can delay or impede the Target Fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. In addition, bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, so investors in loans may have less protection against improper practices than investors in registered securities.

The terms of the bank loans held by the Target Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Target Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Target Fund has purchased. For example, if the Target Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the Acquiring Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Acquiring Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Acquiring Fund has purchased. For example, if the Acquiring Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Covenant Lite Loans Risk

Some of the loans in which the Acquiring Fund may invest or get exposure to through its investments in collateralized debt obligations, collateralized loan obligations, or other types of structured securities may be “covenant lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
breached. An investment by the Acquiring Fund in a covenant lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Acquiring Fund may also experience delays in enforcing its rights on its holdings of covenant lite loans. As a result of these risks, the fund’s exposure to losses may be increased, which could result in an adverse impact on the Acquiring Fund’s net income and NAV.
Leverage Risk

Leverage, to the extent it is used, creates three major types of risks for shareholders:

●   the likelihood of greater volatility of NAV and market price of common stock;

●   the possibility either that common stock income will fall if the interest rate on any borrowings rises, or that common stock income and distributions will fluctuate because the interest rate on any borrowings varies; and

●   if the Target Fund leverages through borrowings, the Target Fund may not be permitted to declare dividends or other distributions with respect to its common shares, unless at the time thereof the Target Fund meets certain asset coverage requirements.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Target Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Target Fund’s NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Target Fund invests, the effect of that decline will be magnified in the Target Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed under the liquidity agreement may constitute a substantial lien and burden by reason of their prior claim against the income of the Target Fund and against the net assets of the Target Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
liquidation of the collateral (i.e., sell portfolio securities and other assets of the Target Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Target Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Target Fund by the 1940 Act.
LIBOR transition	Many financial instruments use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. As of June 2023, the publication of all settings of LIBOR has been phased out (although certain synthetic USD LIBOR rates will be published through September 2024). The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Target Fund’s performance and/or net asset value.
Liquidity Risk	The Target Fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Target Fund may not be able to sell a holding readily at a price that reflects what the Adviser believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

The Acquiring Fund may not be able to meet requests to redeem shares issued by the Acquiring Fund without significant dilution of the remaining shareholders’ interests in the Acquiring Fund. In addition, the Acquiring Fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Acquiring Fund may not be able to sell a holding readily at a price that reflects what the Acquiring Fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
fixed income investors may be higher than normal, potentially causing increased supply in the market.
Derivatives Risk	The use of forward currency exchange contracts exposes the Target Fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated changes in currency movements or the creditworthiness of an issuer will not be accurately predicted. The values of the Target Fund’s positions in options will fluctuate in response to changes in the value of the underlying reference asset, and the Target Fund is exposed to the risk that the underlying reference asset will not move in a direction that is favorable to the Target Fund. Selling options could limit the Target Fund’s opportunity to profit from a greater increase in the market value of the reference asset or specific holdings within an underlying index. As a result, selling options could diminish the Target Fund’s returns during periods of strong equity market performance. Unusual market conditions or the lack of a liquid market for particular options may reduce the Target Fund’s returns. Regulations could significantly impact the Target Fund’s ability to invest in specific types of derivatives, which could limit the Target Fund’s ability to employ certain strategies that use derivatives and make their use by the Target Fund more costly.
Convertible Security and Preferred Stock Risk	Investments in convertible securities and preferred stocks subject the Target Fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the Target Fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred shareholders would be paid after corporate bondholders, but before	Investments in convertible securities and preferred stocks subject the Acquiring Fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the Acquiring Fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred shareholders would be paid after

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
	common shareholders, in the event a company fails.	corporate bondholders, but before common shareholders, in the event a company fails.
Active Management Risk

The Adviser’s judgments about the attractiveness, value, or potential appreciation of the Target Fund’s investments may prove to be incorrect. The Target Fund could underperform other funds with a similar benchmark or similar investment program if the Target Fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to the Adviser, which could adversely affect the ability to implement the Target Fund’s overall investment program and achieve the Target Fund’s investment objective.

The Advisers’ judgments about the attractiveness, value, or potential appreciation of the Acquiring Fund’s investments may prove to be incorrect. The Acquiring Fund could underperform other funds with a similar benchmark or similar investment program if the Acquiring Fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the Acquiring Fund’s overall investment program and achieve the Acquiring Fund’s investment objective(s).

Market Conditions Risk

The value of investments held by the Target Fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the Target Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the Target Fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the Target Fund’s service providers or issuers in which the Target Fund invests; and an extended

The value of investments held by the Acquiring Fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the Acquiring Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the Acquiring Fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts;

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
	adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.	reduced or disrupted operations for the Acquiring Fund’s service providers or issuers in which the Acquiring Fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.
Cybersecurity Risk

The Target Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the Target Fund or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the Target Fund and its shareholders, cause the Target Fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the Target Fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the Target Fund invests could subject the Target Fund to many of the same risks associated with direct breaches.

The Acquiring Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the Acquiring Fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the Acquiring Fund and its shareholders, cause the Acquiring Fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the Acquiring Fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the Acquiring Fund invests could subject the Acquiring Fund to many of the same risks associated with direct breaches.
Public Health Epidemics or Pandemics Risk

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Target Fund’s investments and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of disruptions to business operations, supply chains and customer activity, travel restrictions, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

the issuers in which a fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Unforeseen Market Events Risk	Unpredictable environmental, political, social, and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical developments, and public health epidemics, and similar public health threats, may significantly affect the economy and the markets and issuers in which the Target Fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Target Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide.
Risk of Premium/Discount from NAV	The Target Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as “mutual funds”) in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at NAV at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Target Fund will trade at a discount from NAV is a separate risk from the risk that the Target Fund’s NAV will decrease. However, it should be noted that, in some cases, shares of closed-end funds may trade at a premium. The Target Fund cannot predict whether its shares of common stock will trade at a premium or a discount in the future.

Please refer to the Acquiring Fund’s Prospectus and SAI and the Target Fund’s recent shareholder reports for more information on risks.

Portfolio Securities and Techniques

As noted above, the Acquiring Fund and Target Fund have similar investment objectives and substantially similar principal investment strategies. Any differences between the principal investment strategies do not reflect a material difference in the manner in which the Funds are managed, except that the Target Fund is a closed-end fund that uses leverage through borrowing under a liquidity agreement to employ its investment strategies as discussed below. This section provides further information on certain types of securities and investment techniques that may be used by the Acquiring Fund, including associated risks.

The Acquiring Fund invests in the following types of securities or assets:

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions. High yield bond prices may be less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds and loans have a stated maturity date when their entire principal value must be repaid to the investor. However, many loans are prepayable at par at the borrower’s discretion and many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Fixed rate bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

Zero Coupon Bonds and Pay-in-Kind Bonds

A zero coupon bond does not make cash interest payments during a portion or all of the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind bonds pay interest in cash or additional securities, at the issuer’s option, for a specified period. Like zero coupon bonds, they may help a corporation conserve cash flow. Pay-in-kind prices reflect the market value of the underlying debt plus any accrued interest. Zero coupon bonds and pay-in-kinds can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the Acquiring Fund’s investments in these securities.

The Acquiring Fund is required to distribute to shareholders income imputed to any zero coupon bonds or pay-in-kind investments even though such income may not be received by the Acquiring Fund as distributable cash. Such distributions could reduce the Acquiring Fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Convertible Securities, Contingent Capital Securities, and Warrants

The Acquiring Fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Contingent capital securities are securities issued by banks and other financial institutions that are intended to provide a buffer (i.e., loss absorption) under scenarios when it may be difficult for the institution to raise new capital. Many of these securities are designed with features to either convert into equity of the issuer or have their principal written down by a predetermined percentage upon the occurrence of certain triggers. The principal write-down features may be triggered upon conditions such as the issuer’s capital ratio falling below a certain level or the financial system being deemed in crisis based on an assessment by regulators or objective indicators such as aggregate losses. Contingent capital securities carry the risk that conditions could cause the principal to be written down to zero and that a coupon could be canceled at the financial institution’s discretion or at the request of regulators to help the institution absorb losses. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Bank Loans

The Acquiring Fund may make investments in bank loans through the purchase or execution of a privately negotiated loan or note representing the equivalent of a loan, as well as through loan assignments and participations. Large loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The Acquiring Fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the Acquiring Fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the Acquiring Fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the Acquiring Fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Foreign Securities

The Acquiring Fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible issues arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). In addition, information with respect to foreign borrowers may differ from that available for U.S. borrowers because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. borrowers.

When-Issued Securities and Forwards

The Acquiring Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the Acquiring Fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the Acquiring Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Acquiring Fund’s net asset value than if the Acquiring Fund did not purchase them.

Short Sales

In addition to taking short positions through derivatives, the Acquiring Fund may enter into short sales involving individual securities. A short sale is a transaction in which the Acquiring Fund sells a security it does not already own, typically in anticipation of a decline in the market value of that security. If the Acquiring Fund takes a short position, the Acquiring Fund must borrow the security from a third party and sell the security at the then current market price, which means the Acquiring Fund will benefit from a decrease in price of the security and lose value if the price of the security increases. Short sales may serve to protect against the deteriorating creditworthiness of an issuer or as a hedge against certain portfolio holdings expected to decline in value, although short sales may be executed for other purposes. To borrow the security, the Acquiring Fund may be required to pay a premium, which would increase the cost of the security sold, and, until the security is replaced, the Acquiring Fund must pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. The Acquiring Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Acquiring Fund replaces the borrowed security and the Acquiring Fund will realize a gain if the security sold short declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the Acquiring Fund may be required to pay in connection with a short sale.

Additional Investment Management Practices

The SAI of the Acquiring Fund contains more detailed information about the Acquiring Fund and its investments, operations, and expenses. The Acquiring Fund’s investments may be subject to further restrictions and risks described in the SAI.

Temporary Defensive Position

The Acquiring Fund may assume a temporary defensive position to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in meeting redemptions, pay expenses, or manage cash flows. The temporary defensive position may be inconsistent with the Acquiring Fund’s principal investment objective(s) and/or strategies, which may impact the Acquiring Fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the Acquiring Fund may invest without limit in cash or other liquid instruments.

Reserve Position

A certain portion of the Acquiring Fund’s assets may be held in reserves. The Acquiring Fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the Acquiring Fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The Acquiring Fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Acquiring Fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the Acquiring Fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the Acquiring Fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the Acquiring Fund will hold cash or cash equivalents to meet redemption requests. The Acquiring Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Acquiring Fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The Acquiring Fund reserves the right to pay redemption proceeds with securities from the Acquiring Fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Acquiring Fund’s net assets in order to minimize the effect of large redemptions on the Acquiring Fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the Acquiring Fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The Acquiring Fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the Acquiring Fund meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the Acquiring Fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the Acquiring Fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Buying, Exchanging and Redeeming Shares of the Funds; Distribution Policies

The following is a comparison of how shareholders may buy, sell and exchange shares of the Target Fund and the Acquiring Fund; how each Fund determines its net asset value; and certain other comparisons between the Target Fund and Acquiring Fund.

The common shares of the Target Fund, a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Shares of the Target Fund do not have any exchange rights. The Acquiring Fund, an open-end fund, continuously offers new shares. As an open-end fund with multiple share classes, the Acquiring Fund has detailed information regarding how to buy shares, minimum initial investment amount, tax information, payments to broker-dealers and intermediaries, exchanging shares, concerning frequent purchases and redemptions, and redeeming shares. The Target Fund does not continuously offer shares, as it is a closed-end fund, and therefore the Target Fund does not provide the same information. Following the Reorganization, shareholders will receive Investor Class shares of the Acquiring Fund for their Target Fund shares, and the details for buying, selling and exchanging those shares is described below.

Buying Shares

In the proposed Reorganization, shareholders of the Target Fund owning common shares will receive Investor Class shares of the Acquiring Fund.

Investor Class shares of the Acquiring Fund may be purchased directly from T. Rowe Price or through various financial intermediaries. The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

The Target Fund is authorized to issue preferred shares and common shares, although only common shares are currently outstanding. In contrast to the shares of the Acquiring Fund, which are available for purchase through a continuous offering, common shares of the Target Fund are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. As a closed-end fund, the Target Fund typically does not engage in a continuous offering of new shares, and the Target Fund’s common shares are not redeemable.

You will not have to pay any sales load, contingent deferred sales charge, commission, repurchase fee or other transactional fee in connection with the Reorganization.

Exchanging Shares

Unlike the Target Fund, which does not offer shareholders any exchange privileges, shareholders of the Acquiring Fund may purchase shares of another T. Rowe Price Fund using the proceeds from the redemption of shares from another T. Rowe Price Fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Shareholders of the Acquiring Fund can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one T. Rowe Price Fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a T. Rowe Price Fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Redeeming Shares

As noted above, common shares of the Target Fund are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value.

Shareholders of the Acquiring Fund can have redemption proceeds mailed to their account address by check or sent electronically to their bank account by Automated Clearing House transfer or bank wire. Shareholders of the Acquiring Fund can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If a shareholder’s request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day.

Proceeds sent by Automated Clearing House transfer are usually credited to shareholder’s account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to shareholder’s account the next business day after the sale. A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees a shareholder’s financial institution may charge for an incoming wire.

If, for some reason, a shareholder of the Acquiring Fund request to exchange or redeem shares cannot be processed because it is not received in correct form, T. Rowe Price will attempt to contact the shareholder as soon as administratively possible.

If a shareholder of the Acquiring Fund requests to redeem a specific dollar amount and the market value of that shareholder’s account is less than the amount requested and T. Rowe Price is unable to contact the shareholder, the redemption will not be processed and the shareholder must submit a new redemption request in correct form.

If a shareholder of the Acquiring Fund changes their address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless T. Rowe Price receives a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling T. Rowe Price Shareholder Services.

Note: The Acquiring Fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by T. Rowe Price Client Account Management.

Unless otherwise indicated, redemption proceeds from the Target Fund will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The Target Fund may permit financial intermediaries to submit redemption orders for shares through various other methods as well, if approved by Client Account Management. Normally, the Target Fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to 12 p.m. (noon) ET for a money market fund may be sent via wire the same business day. Shareholders of the Target Fund must contact their financial intermediary about procedures for receiving their redemption proceeds if they hold their account through a financial intermediary.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

Distribution Policies

The Target Fund generally declares and pays distributions to shareholders on a monthly basis. The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. The Target Fund’s dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is, and operating expenses, among other factors. There is no certainty that the dividend will remain at the current level or that the Target Fund will continue to declare and pay distributions to shareholders on a monthly basis. All dividends and distributions of the Target Fund are paid in additional shares of the Fund unless a shareholder has elected to receive distributions in cash. See the Target Fund’s most recent shareholder report for further information concerning dividends and distributions.

The Acquiring Fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless Acquiring Fund shareholders invest through a tax-deferred account (in which case the shareholder will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fees and Expenses

The Target Fund has only common shares outstanding. The Acquiring Fund offers Investor Class, I Class, Advisor Class, and Z Class shares. Only the Investor Class shares of the Acquiring Fund are involved in the Reorganization. In connection with the Reorganization, any minimum investment amounts or shareholder eligibility criteria applicable to initial, subsequent or additional investments in the Acquiring Fund shall be waived with respect to the Target Fund shareholders’ initial receipt of Acquiring Fund shares as part of the Reorganization.

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on the expenses of the Target Fund for the six-month period ended June 30, 2024. The expenses in the tables appearing below are based on the expenses of the Acquiring Fund for the year ended May 31, 2024. The Acquiring Fund is expected to be the accounting survivor of the Reorganization and will maintain its performance history at the closing of the Reorganization. The tables also show the pro forma expenses of the combined Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2024 and May 31, 2024, respectively.

Shareholder Fees (fees paid directly from your investment)

	Target Fund Common Shares	Acquiring Fund Investor Class	Pro Forma after Reorganization Acquiring Fund Investor Class
Maximum account fee	None	$20(a)	$20(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Common Shares	Acquiring Fund Investor Class		Pro Forma after Reorganization Acquiring Fund Investor Class
Management fees	0.35%	0.59%		0.59%
Other expenses	1.03%	0.20%		0.20%
Interest expense on line of credit	2.83%	N/A		N/A
Total annual fund operating expenses	4.21%	0.79%		0.79%
Fee waiver/expense reimbursement	—	(0.09)	%(b)	(0.09)	%(b)
Total annual fund operating expenses after fee waiver/expense reimbursement	—	0.70	%(b)	0.70	%(b)

(a) Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
(b) T. Rowe Price has contractually agreed (through September 30, 2025) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.70%. The agreement may only be terminated at any time after September 30, 2025, with approval by the Acquiring Fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price by the class whenever the class’ expense ratio is below 0.70%. However, the class will not reimburse T. Rowe Price more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

The Acquiring Fund pays T. Rowe Price a management fee that consists of two components—an “individual fund fee,” which reflects the Acquiring Fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of T. Rowe Price and its affiliates, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, T. Rowe Price Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (shown in the Acquiring Fund’s prospectus and Statement of Additional Information) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. The Acquiring Fund pays its operating expenses, and the Investor Class of the Acquiring Fund pays its pro-rata portion of fund operating expenses and class-specific operating expenses. The Acquiring Fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. For the fiscal year ended May 31, 2024, the group fee rate was 0.29%. The Acquiring Fund’s individual fund fee rate, also applied to the fund’s average daily net assets, is 0.30%.

Expense Examples

This example is intended to help you compare the cost of investing in each Fund, as well as the Acquiring Fund (Pro Forma after Reorganization), assuming the Reorganization takes place. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund – Common Shares	$433	$1,337	$2,241	$4,546
Acquiring Fund – Investor Class	$72	$242	$428	$968
Acquiring Fund (Pro Forma after Reorganization) – Investor Class	$72	$242	$428	$968

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During their most recent fiscal year, the Target Fund’s portfolio turnover rate was 30.01% of the average value of its portfolio, while the Acquiring Fund’s portfolio turnover rate was 37.9% of the average value of its portfolio.

Performance

The following performance information provides some indication of the risks of investing in the Funds. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the Target Fund’s common shares and the Acquiring Fund’s Investor Class.

Target Fund - Net Asset Value

During the periods shown in the bar chart, the Target Fund’s common shares’ highest and lowest calendar quarter returns were 15.51% and (19.76)%, respectively, on a net asset value basis for the quarters ended June 30, 2020 and March 31, 2020.

Target Fund - Market Price

During the periods shown in the bar chart, the Target Fund’s common shares’ highest and lowest calendar quarter returns were 14.41% and (22.78)%, respectively, on a share price basis for the quarters ended June 30, 2020 and March 31, 2020.

Acquiring Fund – Net Asset Value

During the periods shown in the bar chart, the Acquiring Fund’s Investor Class shares’ highest and lowest calendar quarter returns were 10.07% and (13.48)%, respectively, on a net asset value basis for the quarters ended June 30, 2020 and March 31, 2020.

Average Annual Total Returns

The following table shows the average annual total returns for the Target Fund’s common shares and the Acquiring Fund’s Investor Class, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the Funds.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder of the Acquiring Fund may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Acquiring Fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

	1 Year	5 Years	10 Years
Target Fund – Common Shares
Net Asset Value	17.61%	6.52%	5.82%
Market Price	14.55%	6.38%	5.00%
Acquiring Fund – Investor Class
Returns before taxes	13.65%	5.03%	4.13%
Returns after taxes on distributions	10.68%	2.63%	1.61%
Returns after taxes on distributions and sale of Fund shares	7.97%	2.83%	2.01%
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses, or taxes)	13.44%	5.35%	4.59%
Credit Suisse High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.55%	5.20%	4.45%
Lipper Global High Yield Funds Average	11.57%	4.08%	3.47%

Reasons for the Proposed Reorganization

The Board of Directors of the Acquiring Fund (the “Acquiring Fund Board” or the “Acquiring Fund Directors”) and the Target Fund Board, including all of the independent directors of each Board, have each unanimously approved the Plan of Reorganization and determined that the Reorganization is in the best interests of the shareholders of the Acquiring Fund and the Target Fund, respectively, and that the interests of shareholders of the Acquiring Fund and the Target Fund, respectively, will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, neither Board identified any particular information or consideration that was all-important or controlling.

In reaching its determinations with respect to the Reorganization, the Target Fund Board considered a number of factors it believed relevant, including but not limited to, specific information presented at a Target Fund Board meeting held on August 8, 2024 (the “Approval Meeting”). The Target Fund Board also considered the knowledge gained over time through interactions with T. Rowe Price and various other service providers about various topics.

During the course of deliberations in evaluating the proposed Reorganization at the Approval Meeting, the Target Fund Board acknowledged that it had regularly evaluated the Fund’s position in the overall market of high-yield bond funds as well as the strategies and changes other funds employed and made in response to market and shareholder pressures. The Target Fund Board further acknowledged that it had regularly assessed its unique stand-alone structure and long-term viability and had explored options that could benefit shareholders, including, among others, secondary or follow-on offerings, at-the-market offerings, rights offerings, or fund mergers.

The following summarizes a number of important, but not necessarily all, factors considered by the Target Fund Board in support of its determinations with respect to the Reorganization. The Target Fund Board did not identify any particular information or consideration that was all-important or controlling, and each individual Director may have attributed different weights to various factors.

●	Investment Objectives and Strategies, Principal Risks, and Fundamental Policies. The Funds have similar investment objectives, substantially similar principal investment strategies, and similar principal risks, except for the risks associated with leverage and the premium/discount from NAV, which are not applicable to an open-end fund like the Acquiring Fund. The fundamental investment policies of each Fund are also similar and any differences do not reflect a material difference in the way the Funds are managed.

●	Continuity of Management. The Funds are both advised by T. Rowe Price, and Rodney Rayburn is the named portfolio manager for both Funds. T. Rowe Price intends to manage the combined Fund in substantially the same manner as it managed each of the Funds prior to the Reorganization.

●	Effect on Fund Fees and Expenses. The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization. The gross and net annual fund operating expenses of the Acquiring Fund are expected to be lower than those of the Target Fund, and Target Fund shareholders are expected to pay lower total fees and expenses after the Reorganization. The Target Fund Board noted that the management fees of the Acquiring Fund are higher than the management fees of the Target Fund.

●	Relative Investment Performance. Over the one-, five-, and ten-year periods ended June 30, 2024, based on net asset value, the Target Fund outperformed the Acquiring Fund. Over the three-year period ended June 30, 2024, based on net asset value, the Acquiring Fund outperformed the Target Fund. The Board also considered that certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act, including that the Target Fund is not subject to the 15% Illiquid Investment Limit and is permitted to use leverage to a greater extent. It noted how these differences would magnify the effects of price movements on the Target Fund’s performance compared to the Acquiring Fund.

●	Sales Charges and Redemption Fees. No sales load, contingent deferred sales charge, commission, redemption fee, or other transactional fee will be charged by the Target Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

●	Trading Discounts/Premiums to NAV. Shares of the Target Fund are listed for trading on the New York Stock Exchange, Inc. (“NYSE”), where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Target Fund’s NAV per share was $8.20 as of June 30, 2024. The market price for the Target Fund’s shares ended the period at $7.33, representing a market price discount of approximately 10.6%. In contrast, shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at NAV, less any applicable charges.

●	NAV Dilution. After the Reorganization, former Target Fund shareholders will own Investor Class shares of the Acquiring Fund equal to the aggregate net asset value of their shares of the Target Fund immediately prior to the Reorganization. Because shares of the Acquiring Fund will be issued at the NAV per share of the Acquiring Fund in exchange for the assets of the Target Fund, net of the stated liabilities of the Target Fund assumed by the Acquiring Fund, the NAV per share of the Acquiring Fund will be unchanged as a result of the Reorganization. Thus, the Reorganization will not result in any NAV dilution to shareholders.

●	Tax Consequences. Assuming certain conditions are satisfied, the Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. As such, the Target Fund’s shareholders would not recognize a taxable gain or loss on the receipt of shares of the Acquiring Fund in exchange solely for their shares of the Target Fund. A Target Fund shareholder’s tax basis in the Acquiring Fund shares received in the Reorganization would be the same as such shareholder’s tax basis in the Target Fund shares, and the tax holding period would be the same. The Acquiring Fund’s tax basis, for the assets received in the Reorganization, would be the same as the Target Fund’s basis immediately before the Reorganization, and the Acquiring Fund’s tax holding period for those assets would include the Target Fund’s holding period.

●	Repositioning Costs. A substantial number of the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. However, because of certain Acquiring Fund investment restrictions and the need for the Target Fund to terminate its liquidity facility and reduce its outstanding borrowings prior to the consummation of the Reorganization, certain repositioning of the Target Fund portfolio is necessary. Subject to approval of the Reorganization by Target Fund shareholders, the Target Fund will be required to sell portfolio securities, which may result in taxable distributions to shareholders. The

Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Reorganization to satisfy expected redemption requests.

●	Expected Costs of the Reorganization and Dissolution. The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $615,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus) (the “Reorganization Costs”). These Reorganization Costs will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated. In addition to the costs of the Reorganization, as part of its winding up and dissolution, the Target Fund will also bear other costs. These costs include, among others, legal and accounting fees, fees for a non-cancelable run-off directors & officers / errors & omissions policy (as required under the Plan of Reorganization), termination fees that may be incurred for early termination of Target Fund agreements, and severance payments, which are estimated to be approximately $1,135,000. These estimated costs will be borne indirectly by the Target Fund’s shareholders only if the Reorganization is consummated. The Reorganization Costs and the costs associated with the winding up and dissolution of the Target Fund are separate and independent of each other. Together, these costs are approximately $1,750,000. These estimated costs will be accrued as a liability of the Target Fund prior to the completion of the Reorganization and such liability will be adjusted if actual costs are higher or lower than the estimate. Accordingly, the NAV of the Target Fund will be reduced by the amount of such costs prior to the determination of the NAV of the Target Fund for purposes of determining the number of Acquiring Fund shares to be received in the Reorganization.

In addition, at the Approval Meeting, the Target Fund Board acknowledged recent engagement with Saba Capital Management, L.P. (“Saba”) and its evaluation of the potential costs of proxy contests. The Target Fund Board discussed the timing of the engagement with Saba in the context of its regular assessment of the Target Fund’s unique stand-alone structure and long-term viability and considered that the Reorganization would have the additional benefit of avoiding significant costs that may be imposed on the Target Fund in connection with proxy contests.

The Target Fund Board unanimously recommends that shareholders of the Target Fund vote FOR the proposal to approve the Plan of Reorganization.

Other Important Information Concerning the Reorganization

Fund Securities

If the Reorganization is effected, portfolio management will analyze and evaluate the portfolio securities of the Target Fund transferred to the Acquiring Fund. The extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund).

The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $615,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus) (the “Reorganization Costs”). These Reorganization Costs will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated.

In addition to the costs of the Reorganization, as part of its winding up and dissolution, the Target Fund will also bear other costs. These costs include, among others, legal and accounting fees, fees for a non-cancelable run-off directors & officers / errors & omissions policy (as required under the Plan of Reorganization), termination fees that may be incurred for early termination of Target Fund agreements, and severance payments, which are estimated to be approximately $1,135,000. These estimated costs will be borne indirectly by the Target Fund’s shareholders only if the Reorganization is consummated.

The Reorganization Costs and the costs associated with the winding up and dissolution of the Target Fund are separate and independent of each other. Together, these costs are approximately $1,750,000.

The Acquiring Fund and the Target Fund will also bear brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, which typically is a Fund expense. Each Fund will bear its own brokerage or other similar transaction costs, as applicable. The estimated brokerage commission and other transaction costs associated with the portfolio repositioning described earlier will be indirectly borne by Target Fund shareholders if they approve the Reorganization.

The estimated costs will be accrued as a liability of the Target Fund prior to the completion of the Reorganization and such liability will be adjusted if actual costs are higher or lower than the estimate. Accordingly, the net asset value of the Target Fund will be reduced by the amount of such costs prior to the determination of the net asset value of the Target Fund for purposes of determining the number of Acquiring Fund shares to be received in the Reorganization.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses indefinitely except for an eight-year limit applicable to certain pre-2011 losses. The amount of capital losses that can be carried forward and used in any single year, however, may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An ownership change could occur as a result of the Reorganization or in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. As of December 31, 2023, the Target Fund had $29,138,000 in net capital loss carryforwards for federal income tax purposes, and all are with no expiration.

The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Operational/Administrative Differences

Although Funds have the same investment adviser (T. Rowe Price) and custodian (State Street Bank and Trust Company), there will be certain other service provider changes. T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the Acquiring Fund. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the Acquiring Fund. The Acquiring Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP. There is not expected to be any material differences in the types of services provided to the Acquiring Fund following the Reorganization and change in service providers.

Capitalization

The table below sets forth the capitalization of the Funds as of June 30, 2024 and the capitalization of the Acquiring Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value, assuming the Reorganization occurs. The pro forma data reflects an exchange ratio of approximately 1.3897 Investor Class shares of the Acquiring Fund for each common share of the Target Fund.

If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the closing date will vary from the information below due to changes in the market value of the portfolio securities of the Target Fund between June 30, 2024 and the closing date, changes in the amount of undistributed net investment income and net realized capital gains of the Target Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Target Fund during the same period.

	Target Fund	Acquiring Fund	Adjustments		Pro Forma Acquiring Fund
Net Assets (in 000s)
Common Shares	191,778	--	(1,750)	(a)	--
Investor Class	--	1,156,881	(67)		1,346,842
I Class	--	2,301,880			2,301,880
Advisor Class	--	16,883			16,883
R Class	--	-			-
Z Class	--	3,265,948			3,265,948

Total Net Assets	191,778	6,741,592	(1,817)		6,931,553
Net Asset Value Per Share
Common Shares	$8.20	--			--
Investor Class	--	5.85			5.85
I Class	--	5.85			5.85
Advisor Class	--	5.84			5.84
R Class	--	-			-
Z Class	--	5.85			5.85
Shares Outstanding (in 000s)
Common Shares	23,375				--
Investor Class	--	197,769	32,484	(b)	230,253
I Class	--	393,373			393,373
Advisor Class	--	2,893			2,893
R Class	--	-			-
Z Class	--	557,851			557,851
Total Shares Outstanding	23,375	1,151,886	32,484	(b)	1,184,370

(a) Reflects estimated Reorganization costs to be borne by the Target Fund.

(b) Reflects change in shares outstanding due to issuance of Investor Class shares of the Acquiring Fund in exchange for common shares of the Target Fund based on the net asset value of the Funds’ shares on June 30, 2024.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Target Fund on the closing date. The table should not be relied upon to determine the amount of the Acquiring Fund’s shares that will actually be received and distributed.

Terms of the Agreement and Plan of Reorganization

Reorganization

●	The Reorganization is scheduled to occur during the first or second quarter of 2025. The Target Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Target Fund’s stated liabilities, as contemplated under the Plan of Reorganization. The Target Fund then will be liquidated and terminated.

●	In the event that the Target Fund’s shareholders approve the Reorganization and the conditions to closing are satisfied, the Reorganization is expected to close and current and future investors will own shares of the Acquiring Fund.

●	No sales load, contingent deferred sales charge, commission, repurchase fee or other transactional fee will be charged in connection with the Reorganization.

●	In connection with the Reorganization, any minimum investment amounts or shareholder eligibility criteria applicable to initial, subsequent or additional investments in the Acquiring Fund shall be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

●	Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by the Target Fund or the Acquiring Fund. The Reorganization will not take place unless both Funds involved in the Reorganization receive a tax opinion from Willkie Farr & Gallagher LLP, counsel to the Acquiring Corporation, as described below under the heading “Tax Status of the Reorganization.”

Plan of Reorganization

The shareholders of the Target Fund are being asked to approve the Plan of Reorganization substantially in the form attached as Exhibit A. The description of the Plan of Reorganization contained herein includes certain material provisions of the Plan of Reorganization and is qualified by reference to the full text of the Plan of Reorganization.

Determination of Net Asset Value. If the Reorganization is approved, the Acquiring Fund will issue to the Target Fund the number of the applicable Acquiring Fund’s shares, including fractional shares, with an aggregate net asset value equal to the net asset value of the applicable Target Fund’s shares. The number of full and fractional Acquiring Fund shares shall generally be determined by dividing: (A) the aggregate value of the Target Fund’s assets (net Liabilities as defined in the Plan of Reorganization) by (B) the net asset value of one share of the corresponding Acquiring Fund. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding class of the Target Fund shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by the Target Fund shareholders on the business day immediately preceding the closing date (such time and date being hereinafter called the “Valuation Date”). The value of the assets of the Target Fund shall be the value of such assets as of the Valuation Date, computed using the valuation procedures set forth in the then-current prospectus of the Acquiring Fund and the valuation procedures established by the Acquiring Fund Board.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all of its obligations under the Plan of Reorganization, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7, and 8 of the Plan of Reorganization). The obligations of the Acquiring Fund and the Target Fund are subject to the approval of the Plan of Reorganization by the necessary vote of the outstanding shares of the Target Fund with respect to the Reorganization, in accordance with the provisions of the Target Fund’s Articles of Incorporation. The Funds’ obligations are also subject to the receipt of a favorable opinion of Willkie Farr & Gallagher LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.7 of the Plan of Reorganization). If shareholders of the Target Fund do not approve the Reorganization, the Target Fund will not be reorganized with and into the Acquiring Fund.

Termination of the Plan of Reorganization. The Target Fund Board or the Acquiring Fund Board may terminate the Plan of Reorganization (even if the shareholders of the Target Fund have already approved it) at any time prior to the closing date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan of Reorganization inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. The Plan of Reorganization may also be terminated prior to the closing date (i) by written consent of each of the parties; (ii) because of a material breach of any representation, warranty, covenant or agreement contained in the Plan of Reorganization to be performed at or prior to the closing date and failure to cure such breach; (iii) upon the occurrence of an event that has a material adverse effect upon any of the parties; or (iv) because of a final, non-appealable order of a federal or state court in effect preventing consummation of the Plan of Reorganization.

Tax Status of the Reorganization

The Reorganization is conditioned upon the receipt by the Target Fund and the Acquiring Fund of an opinion from Willkie Farr & Gallagher LLP, counsel to the Acquiring Corporation, substantially to the effect that, for federal income tax purposes:

●	The transfer to the Acquiring Fund of all of the Target Fund assets in exchange solely for the issuance of the Acquiring Fund shares to the Target Fund and the assumption of the Target Fund stated liabilities by the Acquiring Fund (other than those liabilities specifically excluded under the Plan of Reorganization, if any), followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the

Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon (1) the transfer of all of their assets to the Acquiring Fund as described above or (2) the distribution by the Target Fund of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund, except for gain or loss that may be required to be recognized upon the transfer of an asset of the Target Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis of each asset of the Target Fund in the hands of the Acquiring Fund will be the same as the tax basis of that asset in the hands of the Target Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

●	The holding period of each asset of the Target Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon their receipt of the Target Fund assets solely in exchange for shares of the Acquiring Fund and the assumption of the Target Fund stated liabilities;

●	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquiring Fund’s shares as part of the Reorganization;

●	The aggregate tax basis of the Acquiring Fund’s shares received by the Target Fund shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor;

●	The Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the holding period of the shares of the Target Fund that were surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange; and

●	The Acquiring Fund will succeed to and take into account the items of the Target Fund as described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Target Fund and of the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and is not intended to cover all potential tax consequences of the Reorganization. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Comparison of Charter Documents of the Funds

The Target Fund and the Acquiring Corporation are organized as Maryland corporations. The operations of the Target Fund are governed by its Articles of Incorporation and By-Laws (respectively, the “Target Fund Charter” and the “Target Fund By-Laws”). The operations of the Acquiring Corporation are governed by its Articles of Incorporation and By-Laws (respectively, the “Acquiring Corporation Charter” and the “Acquiring Corporation By-Laws”). The operations of the Target Fund and the Acquiring Corporation are governed by applicable Maryland law. Both are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. In general, the documents governing the Target Fund are similar to those documents governing the Acquiring Corporation. The following is a summary of certain provisions of, and principal differences between, the Target Fund and the Target Fund Charter, on the one hand, and the Acquiring Corporation and the Acquiring Corporation Charter, on the other.

Shares. The Target Fund Charter provides that the Target Fund has the authority to issue 201,002,000 shares, having an aggregate par value of $3,000,000, divided into the following classes: (1) 200,000,000 shares of common stock, par value $0.01 per share; (2) 2,000 shares of taxable auction rate preferred stock, no par value per share; and (3) 1,000,000 shares of preferred stock, par value $1.00 per share. Only shares of the Target Fund’s common stock are issued and outstanding (“Target Fund Shares”). Target Fund Shares have equal rights as to voting, dividends and liquidation. Target Fund Shares are fully paid and non-assessable. Target Fund Shares have no preemptive, conversion or redemption rights and are freely transferable.

The Acquiring Corporation Charter provides that the Acquiring Corporation has authority to issue a specific number of shares of capital stock, at par value $0.01 per share, and all shares will initially be classified and designated as shares of common stock. Under the Acquiring Corporation Charter, the Board of Directors of the Acquiring Corporation (the “Acquiring Corporation Board” or the “Acquiring Corporation Directors”) is authorized to classify and reclassify any unissued shares of capital stock in other classes or series of stock and authorize the issuance of such shares without obtaining shareholder approval. As permitted by the Maryland General Corporation Law (“Maryland law”), the Acquiring Corporation Charter provides that a majority of the entire board of directors, without any action by the shareholders, may amend the Acquiring Corporation Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Acquiring Corporation has authority to issue.

Directors. Subject to the provisions of the Target Fund Charter, the operations of the Target Fund are supervised by the Target Fund Directors and, subject to the provisions of the Acquiring Corporation Charter, the operations of the Acquiring Corporation are supervised by the Acquiring Corporations Directors. The responsibilities, powers and fiduciary duties of the Acquiring Corporations Directors are similar to those of the Target Fund Directors. The Acquiring Corporation By-Laws provides that, by the affirmative vote of the holders of the majority of the votes entitled to be cast in the election of directors at a meeting at which a quorum is present, the shareholders may remove any director or directors from office either with or without cause and may elect a successor or successors to fill any resulting vacancies. The Target Fund Charter does not include a similar provision.

Liability and Indemnification. The Target Fund and the Acquiring Corporation indemnify their present and former directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the 1940 Act. Under Maryland law, the only exceptions to the liability limitation permitted in the charter are: (a) actual receipt of an improper benefit or profit in money, property or services actually received, and (b) active and deliberate dishonesty established by a final judgment as material to the cause of action. Under the 1940 Act, the Target Fund and the Acquiring Corporation are each prohibited from protecting any of its directors or officers for any liability to it or its shareholders arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Maryland law requires the Target Fund and the Acquiring Corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law (and the Acquiring Corporation By-Laws) permits the Acquiring Corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities to which such person is or was serving at the request of the Acquiring Corporation, unless for any liability to which the indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.. Additionally, under Maryland law, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Under the 1940 Act, the Target Fund and the Acquiring Corporation may not indemnify any director or officer for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each member of the Acquiring Corporation Board has entered into an indemnification agreement with the Acquiring Corporation to ensure that an independent director’s rights to indemnification cannot be repealed by a subsequent amendment to the Articles of Incorporation or By-Laws.

Shareholder Liability. The Target Fund and the Acquiring Corporation are subject to applicable Maryland law. Maryland law limits shareholder liability by statute. Under Maryland law, shareholder of the Target Fund and the Acquiring Corporation generally are not personally liable for the respective corporation’s debts or obligations.

Voting Rights of Shareholders of the Target Fund and the Acquiring Corporation. Under applicable rules of the New York Stock Exchange and Maryland law, the Target Fund currently required to hold annual meetings of shareholders. The Acquiring Corporation is not required to hold annual meetings of shareholders and the Acquiring Corporation does not intend to hold such meetings. At meetings of shareholder of the Target Fund, each share of the Target Fund will be entitled to one vote for each such whole share (and a proportionate vote for each such fractional share) on all matters presented to shareholders including the election of directors. If the Target Fund had any other classes of shares outstanding, to the extent required by the 1940 Act, the Target Fund Charter or the Target Fund By-Laws, or otherwise determined by the Target Fund Directors, series and classes of the Target Fund would vote separately from each other. At every shareholders’ meeting of the Acquiring Corporation, each shareholder shall be entitled to one vote for each share of stock of the Acquiring Corporation validly issued and outstanding and held by such shareholder, except that no shares held by the Acquiring Corporation shall be entitled to a vote. Fractional shares shall be entitled to fractional votes. To the extent required by the 1940 Act or otherwise determined by the Acquiring Corporation Directors, series and classes of the Acquiring Corporation will vote separately from each other.

Except when a larger vote is required by law, the Acquiring Corporation By-Laws requires the presence in person or by proxy of at least one-third of the votes entitled to be cast on any particular matter, provided however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments. Except when a larger vote is required by law or by the Target Fund Charter, the Target Fund By-Laws require the presence in person or by proxy of at least a majority of the votes entitled to be cast on any particular matter, provided that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments. For most matters, the Acquiring Corporation By-Laws and the Target Fund By-Laws both provide that a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. With respect to the election of directors, the Acquiring Corporation By-Laws provides directors shall be elected by vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. Under the Target Fund By-Laws, (i) with respect to the election of directors, other than a contested election, a nominee receiving the affirmative vote of a plurality of the shares represented in person or by proxy at any meeting at which a quorum is present shall be deemed and declared elected, and (ii) with respect to a contested election, a nominee receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at such meeting shall be deemed and declared elected.

Under the Acquiring Corporation By-Laws, an action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the following are filed with the records of shareholders’ meetings: (a) a unanimous written consent which sets forth the action and is signed by each shareholder entitled to vote on the matter; and (b) a written waiver of any right to dissent signed by each shareholder entitled to notice of the meeting, but not entitled to vote at it. Under the Target Fund By-Laws, a written consent to any action in lieu of a meeting of shareholders requires the written consent of the holders of 51% or more of the total number of then issued and outstanding Target Fund Shares entitled to vote on such matter (or such higher proportion as would be required by applicable law, the Target Fund Charter, or the Target Fund By-Laws with respect to such action at an in-person meeting). The written consent shall be filed with the records of the meetings of shareholders. Such consents shall be treated for all purposes as votes taken at a meeting of the shareholders.

Amendment of Charter Documents. The Acquiring Corporation and the Target Fund are subject to the applicable Maryland law provisions. Under Maryland law, a Maryland corporation may amend its charter by the affirmative vote of two-thirds of all outstanding stock entitled to vote or of each class if more than one class is entitled to vote on such amendment. Both the Acquiring Corporation Charter and the Target Fund Charter provide the corporation the right to make any amendments to the charter (as authorized by the 1940 Act and relevant Maryland provisions), including any amendment altering the terms or contract rights, of any shares of its outstanding stock by classification, reclassification, or otherwise. Pursuant to the Acquiring Corporation Charter and the Target Fund Charter, a majority of the board of directors has the power, without shareholder approval, to amend the charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that the Acquiring Corporation or the Target Fund is authorized to issue.

In general, any amendment or repeal of the Acquiring Corporation By-Laws must be approved by the affirmative vote of a majority of either: (a) the holders of record of the outstanding shares of stock of the Acquiring Corporation entitled to vote; or (b) the Acquiring Corporation Directors present at any meeting at which a quorum is present. Except as otherwise required by the 1940 Act, the Target Fund Board, and not the Target Fund shareholders, shall have the exclusive power to make, alter, amend or repeal the Target Fund By-Laws. No amendment of the Target Fund Charter or repeal of any of their provisions shall limit or eliminate the indemnification rights provided in the charter with respect to acts or omissions occurring prior to such amendment or repeal. In addition, no amendment of the Target Fund Charter or repeal of any of their provisions shall limit or eliminate the limitation on liability provided to directors and officers in the charter with respect to any act or omission occurring prior to such amendment or repeal.

Termination of the Target Fund/Acquiring Corporation and its Series or Classes. Under Maryland law, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is required to approve the dissolution. In addition, Maryland law provides that shareholders of a corporation entitled to cast at least 25% of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in Maryland law (including, among other things, failure of the shareholders to elect directors).

Reorganization and Mergers. Under Maryland law, the Acquiring Corporation and the Target Fund generally may not dissolve, amend their charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the board of directors and approved by a majority of the votes entitled to be cast on the matter.

Fundamental and Non-Fundamental Investment Policies of the Funds

Fundamental Policies

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the meeting, if at least 50% of all outstanding shares of the Target Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting. The fundamental investment policies of each Fund, as set forth in the table below, are similar, except that the Target Fund is subject to certain additional fundamental policies that prohibit it from (a) pledging, hypothecating, mortgaging or otherwise encumbering its assets, except to secure borrowings permitted by the Target Fund’s fundamental investment policy related to borrowing, (b) purchasing securities on margin, (c) making short sales of securities or maintaining a short position for the account unless certain conditions are met, (d) buying or selling oil, gas or other mineral leases, rights or royalty contracts, or (e) making investments for the purpose of exercising control or management of the issuer of any security. These fundamental policies do not reflect a material difference in the way the Funds are managed. The Acquiring Fund is also subject to certain operating policies that are subject to change by the Acquiring Fund Board without shareholder approval. These are discussed after the Funds’ fundamental policies. For a more complete discussion of each Fund’s fundamental investment policies, please see the Acquiring Fund’s SAI or the Target Fund’s annual shareholder report.

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
Borrowing	The Target Fund may not borrow money (through reverse repurchase agreements or otherwise), except as permitted by Section 18 of the 1940 Act.

The Acquiring Fund may not borrow money, except that the Acquiring Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The Acquiring Fund may borrow from banks, other T. Rowe Price Funds, or other persons to the extent permitted by applicable law.

For purposes of this fundamental policy, the Acquiring Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Acquiring Fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300%

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

requirement. Any borrowings by the Acquiring Fund from a bank and transactions by Acquiring Fund that may be considered to result in the issuance of a senior security will comply with the requirements of the 1940 Act, including any interpretations of the 1940 Act by the SEC or the SEC staff. Any borrowings from other Price Funds will comply with the terms and conditions of the Price Funds’ interfund lending exemptive order.

Senior Securities	The Target Fund may not issue senior securities, except as permitted by Section 18 of the 1940 Act.	The Acquiring Fund may not issue senior securities except in compliance with the 1940 Act.
Mortgaging	The Target Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure borrowings permitted by the Target Fund’s fundamental investment policy related to borrowing. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.	No stated fundamental investment policy.
Margin	The Target Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Target Fund may make margin payments in connection with transactions in futures contracts and options.	No stated fundamental investment policy.
Short Sales	The Target Fund may not make short sales of securities or maintain a short position for the account of the Target Fund unless at all times when a short position is open the Target Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.	No stated fundamental investment policy.
Underwriting	The Target Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Target Fund may be deemed to be an underwriter under the federal securities laws.	The Acquiring Fund may not underwrite securities issued by other persons, except to the extent that the Acquiring Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Acquiring Fund portfolio securities in the ordinary course of pursuing its investment programs.
Real Estate	The Target Fund may not purchase or sell real estate (including real estate mortgage loans), although the Target Fund may purchase securities of issuers that deal in real estate,	The Acquiring Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)
	securities that are secured by interests in r eal estate and securities representing interests in real estate.	(but this shall not prevent the Acquiring Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities	The Target Fund may not purchase or sell commodities or commodity contracts, except that the Target Fund may purchase or sell financial futures contracts and related options.

The Acquiring Fund may not purchase or sell commodities, except to the extent permitted by applicable law.

For purposes of this fundamental policy, the Acquiring Fund may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments, but the Acquiring Fund may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

Loans	The Target Fund may not make loans, except by purchase of debt obligations in which the Target Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

The Acquiring Fund may not make loans, although the Acquiring Fund may (i) lend portfolio securities and participate in an interfund lending program with other T. Rowe Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Acquiring Fund’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

For purposes of this fundamental policy, the Acquiring Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Diversification	The Target Fund may not acquire more than 10% of the voting securities of any issuer.

The Acquiring Fund may not purchase a security if, as a result, with respect to 75% of the value of the Acquiring Fund’s total assets, more than 5% of the value of the Acquiring Fund’s total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies.

The Acquiring Fund may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than

	New America High Income Fund (Target Fund)	T. Rowe Price High Yield Fund (Acquiring Fund)

10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies).

For purposes of this fundamental policy, the Acquiring Fund will treat bonds that are refunded with escrowed U.S. government securities as U.S. government securities.

Concentration	The Target Fund may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

The Acquiring Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Acquiring Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry.

For purposes of this fundamental policy, U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. The Acquiring Fund will define industries according to any one or more widely recognized third-party providers and/or as defined by the investment adviser. The policy also will be interpreted to give broad authority to the Acquiring Fund as to how to classify issuers within or among industries.

Oil and Gas Programs	The Target Fund may not buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Target Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.	No stated fundamental investment policy.
Control of Portfolio Companies	The Target Fund may not make investments for the purpose of exercising control or management over the issuer of any security.	No stated fundamental investment policy.

Non-Fundamental Policies

The Acquiring Fund has also adopted the following non-fundamental operating policies which are subject to change without shareholder approval.

Borrowing The Acquiring Fund may not purchase additional securities when money borrowed exceeds 5% of its total assets.

Control The Acquiring Fund may not invest in companies for the purpose of exercising management or control.

Illiquid Investment The Acquiring Fund may not acquire an illiquid investment if, immediately after the acquisition, the Acquiring Fund would have invested more than 15% of its net assets in such investments. For purposes of this non-fundamental policy, an illiquid investment is an investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Investment Companies The Acquiring Fund may not purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Funds; (ii) securities of other T. Rowe Price Funds; or (iii) otherwise consistent with the 1940 Act.

Margin The Acquiring Fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments. For purposes of this non-fundamental policy, margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase.

Mortgaging The Acquiring Fund may not mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the Acquiring Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the Acquiring Fund’s total assets at the time of borrowing or investment.

Oil and Gas Program The Acquiring Fund may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Acquiring Fund would be invested in such programs.

Short Sales The Acquiring Fund may not effect short sales of securities, unless the total market value of all securities sold short do not exceed 2% of the Acquiring Fund’s net assets (any short positions established through derivatives are not subject to this limit).

Warrants The Acquiring Fund may not invest in warrants if, as a result, more than 10% of the value of the Acquiring Fund’s net assets would be invested in warrants.

Asset- and Mortgage-Backed Securities The Acquiring Fund may not invest in securitized instruments, including mortgage- and asset- backed securities, if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

Equity Securities The Acquiring Fund may not invest in equity securities, including common and preferred stocks and securities that are convertible into, or which carry warrants for, common stocks or other equity securities if, as a result, more than 20% of the Acquiring Fund’s net assets would be invested in such securities.

Currency Derivatives The Acquiring Fund may not commit more than 20% of its total assets to any combination of currency derivatives.

Trade Claims The Acquiring Fund may not invest in trade claims if, as a result, more than 10% of the Acquiring Fund’s total assets would be invested in such instruments.

Additional Information About the Acquiring Fund

Portfolio Management

Portfolio Manager	Title	Managed Acquiring Fund Since	Joined T. Rowe Price Associates, Inc.
Rodney M. Rayburn	Chair of Investment Advisory Committee	2019	2014

T. Rowe Price has established an Investment Advisory Committee with respect to the Acquiring Fund. The committee chair is ultimately responsible for the day-to-day management of the Acquiring Fund’s portfolio and works with the committee in developing and executing the Acquiring Fund’s investment program. The members of the committee are as follows: Rodney M. Rayburn, chair, Jason A. Bauer, Michael F. Connelly, Michael Della Vedova, Stephen M. Finamore, Daniel Fox, Michael T. Hyland, Paul M. Massaro, John Park, Brian A. Rubin, Reena Tilva, Michael J. Trivino, and David Alan Yatzeck. The following information provides the year that the chair first joined the Investament Adviser and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Rayburn has been a chair of the committee since 2019. He joined the Investment Adviser in 2014, and his investment experience dates from 2000. He has served as a portfolio manager with the Investment Adviser throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

Management and Other Service Providers

T. Rowe Price Associates, Inc. is the Acquiring Fund’s investment adviser and oversees the selection of the Acquiring Fund’s investments and management of the Acquiring Fund’s portfolio pursuant to an investment management agreement between T. Rowe Price and the Acquiring Fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (“T. Rowe Price Funds”); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2024, T. Rowe Price and its affiliates (Firm) had approximately $1.57 trillion in assets under management.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price Funds on a continuous basis. Investment Services is registered as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc.

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds.

T. Rowe Price Services, Inc. (“Services”), a wholly owned subsidiary of T. Rowe Price, acts as the funds’ transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. (“RPS”), also a wholly owned subsidiary of T. Rowe Price, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the Acquiring Fund for their services.

The address for T. Rowe Price, Investment Services, Services, and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the Price Funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The Price Funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the Price Funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the Price Funds with respect to an investment also may be limited in situations in which an affiliate of the Price Funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more Price Funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the Price Funds with respect to an issuer in which a Price Fund has invested, and such actions (or refraining from action) may have a material adverse effect on such Price Fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the Price Funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a Price Fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

Information about Accounts in T. Rowe Price Funds

As noted above, if shareholders of the Target Fund approve the Reorganization, each shareholder of the Target Fund will hold, immediately after the close of the Reorganization, Investor Class shares of the Acquiring Fund as of the close of business on the closing date. The following discussion describes the Acquiring Fund and more generally applies to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price family of funds. The discussion describes how shareholders may buy and sell fund shares. It also describes the T. Rowe Price Funds’ policies and procedures, including excessive trading policies. For purposes of the remainder of this section, the term “fund” refers to a T. Rowe Price Fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers.

aVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ SAI. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose a sales charge and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliates have discretionary investment authority, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliates have discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEEs

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets and, for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Distribution and Shareholder Servicing Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None

Account SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or Retirement Advisory Service™, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

•	Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

•	Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

•	Certain accounts enrolled in the T. Rowe Price Summit Program (visit troweprice.com or call 1-800-332-6161 for more information).

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price individual retirement account (IRA), Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR opening an account

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or closing the account and redeeming the shares in the account at the net asset value next calculated after the redemption is processed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and to receive instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States.

Retail Money Market Funds

Money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 (1940 Act) are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened. The retail money market funds have also obtained assurances from financial intermediaries that sell the funds that they have developed adequate procedures to limit accounts to only those beneficially owned by natural persons. Any new investors wishing to purchase shares will be required to demonstrate eligibility (for example, by providing their Social Security number). The retail money market funds will, upon advance written notification, involuntarily redeem investors that do not satisfy these eligibility requirements.

Pricing OF Shares and TRANSACTIONS

How and When Shares are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading of the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, or as may be permitted by the SEC, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com/money-market/en/money-market-fund-information.html. These market-based net asset values are for informational purposes only and are not used to price transactions.

T. Rowe Price uses various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. T. Rowe Price cannot predict how often it will use closing prices or how often it will adjust those prices. T. Rowe Price routinely evaluates its fair value processes.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If T. Rowe Price determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, T. Rowe Price will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, T. Rowe Price reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

T. Rowe Price may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, T. Rowe Price may make a price adjustment depending on the nature and significance of the event. T. Rowe Price also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

investing directly with t. rowe price

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls, requiring personalized security codes or other information online and certain identifying information for telephone calls, requiring Medallion signature guarantees for certain transactions and account changes, and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately. Telephone conversations are recorded.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individual designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity or suspected financial exploitation or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily restrict transactions in your account and place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House network if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Note: The fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by Client Account Management.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income Funds and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income Funds and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to 12 p.m. (noon) ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to 12 p.m. (noon) ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Note: The fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by Client Account Management.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I

Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Note: The fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by Client Account Management.

Maintaining Your Account Balance

Investor Class  Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer (even if due to market depreciation), we have the right to redeem your account at the then-current net asset value after giving you 60 days’ advance notice to increase your balance.

I Class  To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, certified taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit purchase orders for shares through various other methods as well, if approved by Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit redemption orders for shares through various other methods as well, if approved by Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to 12 p.m. (noon) ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

general policies relating to transactions

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $1 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Liquidity Fees—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s Board determines that doing so is in the best interests of the fund (or the Board’s delegate, in accordance with Board-approved guidelines).

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee. When a liquidity fee is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees.

Meeting Redemption Requests It is expected that most funds will typically hold sufficient cash or cash equivalents to meet redemption requests, although a fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. Funds-of-funds, however, are expected to typically sell shares of their underlying funds in order to meet redemption requests, although a fund-of-funds may at times hold sufficient cash or cash equivalents to meet redemption requests. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The funds reserve the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

Most funds may rely on an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In addition, certain funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary.

During periods of deteriorating or stressed market conditions, when an increased portion of a fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Large Redemptions Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, if, during any 90-day period, a shareholder redeems fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. Although the fund normally intends to pay redemption proceeds solely in cash, in consideration of the best interests of the remaining shareholders, the fund reserves the right (without prior notice) to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a fund. This in-kind distribution may be in the form of a pro-rata slice of the fund’s portfolio (potentially with certain exclusions and modifications). We will value these securities in the same manner as we do in computing the fund’s net asset value. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $1 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

Under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (30-Day Purchase Block). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ Excessive and Short-Term Trading Policy:

•	Shares purchased or redeemed in money market funds and ultra short-term bond funds;

•	Shares purchased or redeemed through a systematic purchase or withdrawal plan;

•	Checkwriting redemptions from bond funds and money market funds;

•	Shares purchased through the reinvestment of dividends or capital gain distributions;

•	Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

•	Transfers and changes of account registration within the same fund;

•	Shares purchased by asset transfer or direct rollover;

•	Shares purchased or redeemed through IRA conversions and recharacterizations;

•	Shares redeemed to return an excess contribution from a retirement account;

•	Transactions in Section 529 college savings plans;

•	Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

•	Shares converted from one share class to another share class in the same fund;

•	Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

•	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price;

•	Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the Excessive and Short-Term Trading Policy to transactions of any amount); and

•	Certain shares purchased or redeemed in exchange for securities and cash (transactions in-kind), subject to prior approval by T. Rowe Price.

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger, or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRAs escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure Statement and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses/summary prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may be required to obtain a Medallion signature guarantee in certain situations, such as:

•	Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

•	Remitting redemption proceeds to any person, address, or bank account not on file;

•	Establishing certain services after an account is opened; or

•	Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your account statements, transaction confirmations, prospectuses/summary prospectuses, proxy materials, and shareholder reports
Phone
Shareholder Services: 1-800-225-5132	To make a transaction or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-1320 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

Information on Distributions and Taxes

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

Dividends and Other Distributions

Except for the Retirement Income Funds, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income Funds, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income Funds, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

•  Shares purchased via wire that are received by T. Rowe Price by 12 p.m. (noon) ET begin to earn any dividends on that day. Shares purchased via a wire received after 12 p.m. (noon) ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

•  Dividends, if any, are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced and Spectrum Income	• Shares normally begin to earn any dividends on the business day after payment is received by T. Rowe Price. • Dividends, if any, are declared daily and paid on the first business day of each month.

Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
Capital Appreciation and Income and Retirement Income Funds	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December.
All funds	• If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. • Must be a shareholder on the dividend record date.

For funds that declare dividends daily, shares earn any dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to 12 p.m. (noon) ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

•	You sell fund shares, including an exchange from one fund to another.

•	The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.
• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.
• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as qualified dividend income in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. The holding period requirement does not apply to money market funds or funds that declare interest dividends on a daily basis in an amount equal to at least 90% of the fund’s excess Section 163(j) interest income and distribute such dividends on a monthly basis.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as First In First Out, for example.

For mutual fund shares acquired on or after January 1, 2012, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary on or after January 1, 2012, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income Funds are also more likely to have some or all of their distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

•  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

•  Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

•  To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Taxes on Fund Distributions
Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index, and Inflation Protected Bond Funds

•  Inflation adjustments on Treasury inflation protected securities that exceed deflation adjustments for the year will be distributed as ordinary income.

•  In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

•  Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains, which could have a significant tax impact to taxable account holders.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of that fee to help repair a market-based net asset value per share that was below $1.00. Any such discretionary liquidity fee will constitute an asset of the fund and will serve to benefit non-redeeming shareholders. However, the fund does not intend to distribute such fees to non-redeeming shareholders.

If the fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time. However, due to a lack of guidance, the tax consequences of liquidity fees to the fund and the shareholders is unclear and may differ from that described in this section.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gain distributions. Additional information is available in the fund’s annual and semiannual Form N-CSRs.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening or abusive conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

Voting Rights and Required Vote

As of the Record Date, 23,374,744 shares of the Target Fund’s common stock were issued and outstanding. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Shareholder Meeting, including on Proposal 1.

A majority (more than 50%) of the outstanding shares of common stock entitled to vote of the Target Fund is required for the approval of the proposed Reorganization. The presence, in person or by proxy, of shareholders of the Target Fund entitled to cast a majority of the votes entitled to be cast at the Shareholder Meeting constitutes a quorum for the transaction of business.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the Shareholder Meeting). Treating broker non-votes as votes against Proposal 1 may result in Proposal 1 not being approved, even though the votes cast in favor would have been sufficient to approve Proposal 1 if some or all of the broker non-votes had been withheld.

Proposal 2: Election of Directors

The following discussion describes the proposal to elect five nominees as Directors of the Target Fund. For purposes of this section, the term “Fund” refers to The New America High Income Fund, Inc. or the “Target Fund.”

At the Shareholder Meeting, shareholders of the Fund will be asked to elect the five nominees named below as Directors of the Fund, each to serve as such until the next annual meeting of the Fund’s shareholders and until a successor shall have been duly elected and qualified, or until the Director’s death, resignation, or removal. Although the Fund is expected to be reorganized into the Acquiring Fund after the Shareholder Meeting if shareholders approve the Reorganization, the oversight of the Board is important even if the Fund is in the process of reorganizing. The Board will have responsibility for overseeing the Fund’s management and winding up of the Fund’s affairs through the closing of the Reorganization. The Acquiring Fund Board of Directors is composed of a different group of directors than those named below and discussed in this section.

All of the nominees named below are presently serving as Directors of the Fund and were elected at last year’s annual meeting. All shares represented by valid proxies will be voted in the election of Directors for the nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Shareholder Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

The Board of Directors recommends that shareholders vote “FOR” the election of the five nominees to the Fund’s Board of Directors.

The nominees for election to the Board of Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), are as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships
Joseph L. Bower Date of Birth: 9/21/38	Director since 1988	Harvard Business School Donald K. David Professor of Administration Emeritus since 2014; Harvard Business School Professor from 1963-2014 (Donald K. David Professor of Business Administration from 1986-2007; Baker Foundation Professor from 2007-2014, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs); Consultant on leadership, strategy and organizational development.	Anika Therapeutics, Inc., 1992-2021; Brown Shoe from 1982-2012; and Loews Corporation (a conglomerate) since 2002. Life Trustee of New England Conservatory of Music.

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Stuart A. McFarland Date of Birth: 04/05/47	Director since 2013 and Lead Director since December 1, 2017	Managing Partner, Federal City Capital Advisors, LLC 1997-2022; Chairman, Federal City Bancorp from 2004-2007; Director, Brandywine Funds from 2001-2013; President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) from 1999-2003; EVP and General Manager, GE Capital Mortgage Services from 1990-1996; President and CEO, GE Capital Asset Management Corporation from 1990-1996; President and CEO, Skyline Financial Services Corp. from 1988-1990; President and CEO, National Permanent Federal Savings Bank from 1986-1988; Executive Vice President–Operations and Chief Financial Officer with Federal National Mortgage Association Fannie Mae (Fannie Mae) from 1980-1985; and President and Director, Ticor Mortgage Insurance Company from 1972-1980.	Director, Brookfield Funds (10 funds) since 2008; Director, Oaktree Funds since 2022, Director, Drive Shack 2016-2023; Director New Senior Investment Group (real estate investment trust) 2014-June 2022.
Marguerite A. Piret Date of Birth: 5/10/48	Director since 2004	Chief Operating Officer, North Country Growers LLC since 2018 (controlled environment agriculture, biomass gasification and carbon sequestration); Chief Financial Officer, American Ag Energy, Inc. (controlled environment agriculture) since 2016; President and Chief Executive Officer of Newbury Piret Company (an investment bank) from 1981-2016; Member, Board of Governors, Investment Company Institute from 1996-2004, Trustee, Massachusetts Eye and Ear Infirmary and Foundation since 2009.	Trustee of Pioneer Funds complex since 1980 (51 funds).
Luis M. Viceira Date of Birth: 7/1/66	Director since 2023	Harvard Business School George E. Bates Professor since 2008; Harvard Business School Senior Associate Dean for International Development since 2014; Consultant and advisory work on investing, capital markets, and asset allocation with asset management firms, institutional investors, financial services firms, international financial institutions, and central banks.	Director of MAPFRE USA and The Commerce Insurance Company since 2011; Trustee of the Harvard University Charles E. Cotting Charitable Corporation since 2013; Trustee of Milton Academy since 2015; Public Governor of FINRA 2014-2019; Trustee of the Financial Accounting Foundation 2009-2014.

(1) The Fund is not part of any fund complex.

(2) The information reported includes the principal occupation during at least the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director, in addition to the information listed under “Other Directorships.”

The following nominee for election to the Board of Directors is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships
Ellen E. Terry(3) Date of Birth: 4/9/59	Director since 2014; President of the Fund since April 2013; Secretary of the Fund since 2010; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004.	President of the Fund since April 2013; Secretary of the Fund since 2010; Treasurer of the Fund since 1991; Chief Compliance Officer of the Fund since 2004; and Vice President of the Fund from 1992 to April 2013.	None

(1) The Fund is not part of any fund complex.

(2) The information reported includes Ms. Terry’s principal occupations during at least the last five years and other information relating to the professional experiences, attributes and skills relevant to her qualifications to serve as a Director.

(3) Ms. Terry is an “interested person” of the Fund on the basis of her positions as an officer and employee of the Fund.

The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Each Director holds office until the Director’s successor is duly elected and qualified, until the Director’s death or until the Director’s resignation, or removal. Ms. Terry is the only executive officer of the Fund. A Fund officer holds office until the officer’s successor is duly elected and qualified, until the officer’s death, or until the officer resigns or has been removed.

The Board

The Directors of the Fund are responsible for the oversight and supervision of the affairs of the Fund, as is described more fully below. The Fund’s By-Laws set forth specific qualifications to serve as a Director (“Director Qualifications”), and the Board has policies identifying certain factors that it may take into account when considering Director candidates.

Under the Fund’s By-Laws, only persons possessing the following Director Qualifications may be nominated, elected, appointed, qualified or seated (“nominated or seated”) to serve as Directors: (i) an individual nominated or seated as a Director shall be at least twenty-one years of age and not older than any mandatory retirement age, as may be determined from time to time by the Directors, in each case at the time the individual is nominated or seated; (ii) an individual nominated or seated as a Director shall, at the time the individual is nominated or seated, serve as a trustee or director of no more than five issuers (including the Fund) having securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (investment companies or individual series thereof having the same investment adviser or investment advisers affiliated through a control relationship shall all be counted as a single issuer for this purpose); (iii) an individual nominated or seated as a Director shall not be an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser; (iv) an individual nominated or seated as a Director shall not be and shall not have been subject to any censure, order, consent decree (including consent decrees in which the respondent has neither admitted nor denied the findings) or adverse final action of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations), barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall an individual nominated or seated as a Director be the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or seated as a Director failing to satisfy the requirements of this paragraph, nor shall any individual nominated or seated as a Director be or have engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the SEC censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended; and (v) an individual nominated or seated as a Director shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the 1940 Act that would permit, or could reasonably have been expected or would reasonably be expected to permit the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, trustee, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of such investment adviser, depositor, or principal underwriter. Any of the Director Qualifications may be waived by vote of a majority of the Directors in office at the time of the subject nomination. Each Director serves until the Director’s successor is duly elected and qualified, until the Director’s death or until the Director’s resignation, or removal.

The Directors have varied experiences, attributes and skills that are used in overseeing the Fund’s activities, reviewing contractual arrangements with companies that provide services to the Fund, and reviewing the Fund’s performance. Among the attributes or skills common to all Directors are their ability to: (i) review critically, evaluate, question, and discuss information provided to them; (ii) interact effectively with the other Directors, the Fund’s investment adviser, other service providers, counsel, and the Fund’s independent registered public accounting firm; and (iii) exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service, and/or academic positions and through experience from service as a board member of the Fund and/or in other capacities, including, as applicable, for publicly- and privately-held companies, non-profit entities and other organizations, as set forth in the tables above providing biographical information for each Director. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Board Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged the investment adviser to manage the Fund’s investment portfolio on a day-to-day basis. The Board is responsible for overseeing the Fund’s management and staff, the investment adviser, and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Maryland law and the Fund’s Charter and By-Laws, the terms of its NYSE listing, and other applicable laws and regulations. The current members of the Board have varied experiences, attributes, and skills. The Board generally meets six times throughout the year. In addition, the Board may hold special meetings or informal conference calls, as necessary, to address specific matters as they arise between regular meetings. As discussed below, the Board has established three committees—the Audit Committee, the Compensation Committee, and the Nominating Committee—each of which has specific oversight responsibilities.

The Board does not have a formally elected chairperson. Mr. McFarland has been appointed by the Board to serve as “Lead Director”; in that capacity, he generally chairs Board meetings and serves as a liaison between the Board and the President between meetings of the Board. The Board believes that its current leadership structure is appropriate principally because (a) Mr. McFarland is not an employee of, or otherwise affiliated with, the Fund’s investment adviser, (b) Mr. McFarland is familiar with the day-to-day operations of the Fund, and (c) given the Board’s size and the nature of the Fund’s operations, a chairperson would not enhance the Board’s effectiveness. The Board may, in its discretion, modify its leadership structure at any time.

The Fund is subject to a number of risks, including investment, leverage, valuation, and compliance risks, among others. Day-to-day risk management functions are the responsibility of the Fund’s management and service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. The Fund’s investment adviser and other Fund service providers each have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources, and controls. Risk oversight is an aspect of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. In fact, some aspects of the Fund’s design and operation are premised on a degree of risk, e.g., investing in high-yield debt and maintaining a leveraged capital structure.

As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Fund’s management (including Ms. Terry in her capacity as the Fund’s chief compliance officer (the “CCO”)), the Fund’s investment adviser and the Fund’s independent registered public accounting firm, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board reviews investment policies and risks in connection with its review of the Fund’s performance. The CCO reports to the Board regarding compliance matters for the Fund and its principal service providers and oversees the testing of the Fund’s compliance program. In addition, as part of the Board’s periodic review of the Fund’s investment advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change its risk oversight role.

The Board has established a standing Audit Committee to assist the Board in the oversight of audit functions and related matters. The Audit Committee, which is discussed in greater detail below, operates pursuant to a written charter approved by the Board, is chaired by an Independent Director and consists of all of the Independent Directors (and only the Independent Directors).

The Board has established a standing Compensation Committee that periodically reviews, and makes recommendations to the Board regarding, the compensation of Directors and the Fund’s management. The Compensation Committee operates pursuant to a written charter approved by the Board, is chaired by an Independent Director, and consists of all of the Independent Directors (and only the Independent Directors).

The Board has established a standing Nominating Committee that addresses matters relating to Director nominations and appointments, such as the size and composition of the Board and policies regarding the selection of nominees for election to the Board. The Nominating Committee is also responsible for overseeing the annual Board self-assessment process. The Nominating Committee, which is discussed in greater detail below, operates pursuant to a written charter approved by the Board, is chaired by an Independent Director, and consists of all of the Independent Directors.

Meetings

The Board generally meets in-person or virtually at regularly scheduled meetings throughout the year. In addition, the Board may hold special in-person, telephonic, or virtual meetings, or informal conference calls, as necessary, to address specific matters as they arise between regular meetings. During fiscal year 2023, there were 8 meetings of the Board of Directors, 2 meetings of the Audit Committee, 1 meeting of the Compensation Committee, and 1 meeting of the Nominating Committee. Each Director attended 75% or more of the aggregate of all meetings of the Board and all committees of which the Director was a member.

The Board expects that Directors will ordinarily attend in person all annual and special meetings of the Fund’s shareholders, other than adjourned meetings, and, if unable to attend in person, will participate by other means, if practical. In recognition of this policy, the Board of Directors typically schedules the annual meeting of shareholders to coincide with a regular quarterly Board meeting. Each Director serving on the Board at the time attended the 2023 Annual Meeting of Shareholders held on April 27, 2023.

Audit Committee

The Audit Committee of the Board of Directors, which consists exclusively of Independent Directors, performs the following functions:

●	oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, inquiries into the internal control over financial reporting of certain third-party service providers;

●	oversees the quality and integrity of the Fund’s financial statements and the independent audit thereof;

●	oversees, or, as appropriate, assists Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

●	approves prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund’s independent auditors and the audit partner in charge of leading the audit; and

●	acts as a liaison between the Fund’s independent auditors and the full Board.

The Audit Committee acts pursuant to a written Audit Committee Charter, which is available on the Fund’s website at www.newamerica-hyb.com via the Corporate Governance hyperlink. The Audit Committee presently consists of Ms. Piret, Mr. McFarland, and Professors Bower and Viceira, each of whom is “independent,” as defined in applicable NYSE listing standards. The Board has determined that Ms. Piret qualifies as an “audit committee financial expert” under the rules implementing Section 407 of the Sarbanes-Oxley Act of 2002.

Compensation Committee

The Compensation Committee acts pursuant to a written Compensation Committee Charter, which is available on the Fund’s website at www.newamerica-hyb.com via the Corporate Governance hyperlink. The principal function of the Compensation Committee is to periodically review director, officer, and employee compensation and to make recommendations to the Board regarding any changes to such compensation. The Compensation Committee presently consists of Ms. Piret, Mr. McFarland, and Professors Bower and Viceira, each of whom is “independent,” as defined in applicable NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee (i) is an employee of the Fund, (ii) has had any relationship requiring disclosure under Item 404 of Regulation S-K of the Exchange Act, or (iii) is an executive officer of another entity of which an executive officer of the Fund serves on the board of directors.

Nominating Committee

The Nominating Committee acts pursuant to a written Nominating Committee Charter, which is available on the Fund’s website at www.newamerica-hyb.com via the Corporate Governance hyperlink. The Nominating Committee presently consists of Ms. Piret, Mr. McFarland, and Professors Bower and Viceira, each of whom is “independent,” as defined in applicable NYSE listing standards.

Selection and Evaluation of Director Candidates. The Nominating Committee is responsible for making recommendations to the Board regarding the nomination of Directors for appointment or election by shareholders. When a vacancy on the Board exists or is anticipated, the Nominating Committee will consider any candidate for Director recommended by a shareholder if (a) the recommendation contains sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications and (b) the recommendation is submitted in accordance with applicable procedural requirements set forth in the Fund’s By-Laws.

Qualifications. The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend the individual for nomination as a Director; however, prospective nominees must meet the Director Qualifications set forth above. In seeking candidates to consider for nomination to fill a vacancy on the Board, the Nominating Committee expects to seek referrals from a variety of sources, including current Directors, management of the Fund, and counsel to the Fund. The Nominating Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

Diversity. The Nominating Committee does not have a formal policy to consider diversity when identifying Director candidates. However, when evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including the following factors, as appropriate, which may bear on the overall diversity in the backgrounds, skills and experiences of the Board’s members: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act, the candidate’s independence from Fund service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; (viii) the candidate’s ability to meet applicable requirements of any national securities exchange or national securities association on which the Fund’s shares are listed; and (ix) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws). Prior to making a final decision, the Nominating Committee conducts personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

Candidates Recommended by Shareholders. A shareholder wishing to submit a nomination for Director at an annual or special meeting of shareholders must provide a timely notice (as required under the Fund’s By-Laws) in writing to the Secretary of the Fund, at The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. To nominate Directors for election at an annual meeting, the shareholder’s notice, to be timely, must be received by the Secretary (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that, during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year’s annual meeting (other than as a result of adjournment), the shareholder’s notice must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. With respect to election of Directors at a special meeting of shareholders, such notice, to be timely, must be received by the Secretary of the Fund (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made. The public announcement of a postponement or adjournment of an annual or special meeting does not commence a new time period for the giving of a shareholder’s notice.

A shareholder’s notice proposing a Director nominee must specify, as to the nominee presented in the notice: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the number of shares of common stock of the Fund which are owned, beneficially or of record, directly or indirectly, by such proposed nominee and any Proposed Nominee Associated Person1 and the name and address of the recordholder(s) of such shares (if different than the beneficial owner(s)) as they appear on the records of the Fund; (iv) the name of each nominee holder of shares owned beneficially, but not of record, by such proposed

[1]	A “Proposed Nominee Associated Person” of any proposed nominee shall mean (A) any person acting in concert with such proposed nominee and (B) any direct or indirect beneficial owner of shares owned of record or beneficially by such proposed nominee or person acting in concert with the proposed nominee.

nominee or any Proposed Nominee Associated Person, and the number of such shares held by each such nominee holder; (v) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such proposed nominee, or any Proposed Nominee Associated Person, with respect to shares of the Fund; (vi) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made by or on behalf of such proposed nominee, or any Proposed Nominee Associated Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such proposed nominee, or any Proposed Nominee Associated Person, or to increase or decrease the voting power or pecuniary or economic interest of such proposed nominee, or any Proposed Nominee Associated Person, with respect to the shares; (vii) a written questionnaire with respect to the background and qualifications of the nominee completed by the nominee in the form required by the Fund; (viii) a representation as to whether such proposed nominee is an “interested person” of the Fund, as defined under Section 2(a)(19) of the 1940 Act, and sufficient information about the proposed nominee to permit counsel to the Fund to confirm such representation, including information with respect to each relationship set forth in Section 2(a)(19) of the 1940 Act which may cause such proposed nominee to be an interested person of the Fund or a representation that no such relationship exists; (ix) information to establish to the satisfaction of the Board of Directors that the proposed nominee satisfies the Director Qualifications, as set out in the Fund’s By-Laws; (x) a representation and agreement in the form required by the Fund that the nominee intends to serve as a Director for the full term for which he or she is to stand for election; and (xi) any other information relating to the proposed nominee or Proposed Nominee Associated Person that would be required to be disclosed in solicitations for proxies for elections of Directors pursuant to the rules and regulations under the Exchange Act (even if an election contest is not involved).

A shareholder’s notice proposing a Director nominee must specify, as to each shareholder giving the notice: (i) the name and address of the shareholder, as they appear on the Fund’s books, and of such beneficial owner and of any Shareholder Associated Person;2 (ii) the number of shares of common stock of the Fund which are owned beneficially and of record by such shareholder, such beneficial owner, and any Shareholder Associated Person; (iii) whether and the extent to which any derivative instrument, swap option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any Shareholder Associated Person, with respect to shares of the Fund; (iv) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made by or on behalf of such person, or any Shareholder Associated Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any Shareholder Associated Person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any Shareholder Associated Person, with respect to shares of the Fund; (v) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any Shareholder Associated Person and any proposed nominee or any other person or persons (including their names) pursuant to which the proposal(s) or nomination(s) are being made by such person, and any material interest of such person, or any Shareholder Associated Person, in such proposal or nomination, including any anticipated benefit therefrom to such person, or any Shareholder Associated Person; (vi) a representation that the shareholder, or group of shareholders, giving notice intends to appear in person at the Shareholder Meeting to make the proposals or nominate the persons named in its notice; and (vii) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of Directors in an election contest pursuant to Section 14 of the Exchange Act (even if an election contest is not involved).

[2]	A “Shareholder Associated Person” of any beneficial or record shareholder shall mean (A) any person acting in concert with such shareholder, (B) any direct or indirect beneficial owner of shares owned of record or beneficially by such shareholder or any person acting in concert with such shareholder, (C) any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person and (D) any member of the immediate family of such shareholder or Shareholder Associated Person.

Failure to meet the submission or information requirements for a shareholder proposal of a Director nominee, or failure to provide additional information or verify or update such information, as required by the Fund’s By-Laws, may result in a shareholder’s nomination being disregarded.

Appointment of Directors

Subject to the requirements of applicable law, upon the recommendation of the Nominating Committee, the Board may at any time between meetings of the shareholders appoint new Directors to fill vacancies on the Board, including vacancies arising from action by the Board to expand the number of directors. In no event may the Board fill a vacancy, consistent with the requirements of the 1940 Act, unless immediately thereafter at least two-thirds of the members of the Board will have been elected by shareholders.

Communications with the Board

Shareholders wishing to communicate with the Board may do so by sending a written communication to any Director at the following address: The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Any shareholder communication so received will be promptly forwarded to the Director(s) to whom it is addressed.

Independent Public Accountants and Fees

Upon the recommendation of the Audit Committee, the Board of Directors has selected Tait, Weller & Baker LLP (“Tait Weller”) as independent public accountants for the Fund for the year ending December 31, 2024. The services provided by Tait Weller consist of the examination of the Fund’s annual financial statements, assistance, and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Representatives of Tait Weller are not expected to be represented at the Shareholder Meeting, but a representative of Tait Weller is expected to be available via telephone during the Shareholder Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal year 2023, the aggregate fees billed by Tait Weller for audit of the Fund’s financial statements and review of the semiannual financial statements totaled $54,400. Those fees for fiscal year 2022 were $52,550.

Audit-Related Fees. In fiscal years 2023 and 2022, Tait Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. In fiscal year 2023, the aggregate fees billed by Tait Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $8,500. In fiscal year 2022, those fees were $8,450.

All Other Fees. Tait Weller did not bill the Fund in fiscal years 2023 or 2022 for any products or services, except as noted above.

Tait Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in fiscal years 2023 or 2022.

Report of the Audit Committee of the Board of Directors

The Fund’s Audit Committee has met and held discussions separately, and jointly with each of management and the Fund’s independent public accountants. In addition, the Audit Committee has reviewed and discussed the Fund’s audited financial statements for fiscal year 2023 with management and the independent public accountants. The Audit Committee discussed with the Fund’s independent auditors the matters required to be discussed by the statement on Auditing Standard 1301 (formerly, Auditing Standards No. 16), as adopted by the Public Company

Accounting Oversight Board in Release No. 2017-001. The Audit Committee has received the written disclosures and the letter from the Fund’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. Based on the review and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s 2023 annual report to shareholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for filing with the SEC.

Joseph L. Bower	Stuart A. McFarland	Marguerite A. Piret	Luis M. Viceira

Remuneration of Directors and Officers

The Board is responsible for determining the compensation of the Fund’s Directors, officers and employees based upon recommendations provided by the Compensation Committee. Each Director receives an annual fee of $50,000. The Lead Director receives an additional annual fee of $12,000. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2023. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

Name of Director or Officer	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Joseph L. Bower	$ 50,000		None	None	$ 50,000
Stuart A. McFarland	$ 62,000	(1)	None	None	$ 62,000	(1)
Marguerite A. Piret	$ 50,000		None	None	$ 50,000
Luis M. Viceira	$ 37,500		None	None	$ 37,500
Ellen E. Terry	$ 300,000	(2)	None	None	$ 300,000	(2)

(1) Of this amount, $50,000 was compensation for service as a Director, and $12,000 was compensation for service as Lead Director

(2) This amount reflects $50,000 in compensation for service as a Director. For services as an officer and employee of the Fund, Ms. Terry also received a salary of $200,000 and a bonus of $50,000.

In 2008, the Fund entered into a severance agreement with Ms. Terry under which the Fund agreed to make her a severance payment in the event of the involuntary termination of her employment with the Fund, subject to certain terms and conditions. The amount payable to Ms. Terry under the agreement would be equal to two years’ salary, bonus and health insurance allowance, based on amounts most recently paid before the termination triggering the payment. In order to receive a severance payment under the agreement, Ms. Terry must be terminated other than for cause. In addition, if Ms. Terry were terminated due to the Fund’s liquidation, conversion to open-end status, or reorganization into another entity, and were offered employment by a successor or related entity on terms at least equivalent to those of her then-current employment arrangement with the Fund, including as to location and severance, then Ms. Terry would not be entitled to a severance payment from the Fund.

Voting Rights and Required Vote

As of the Record Date, 23,374,744 shares of the Target Fund’s common stock were issued and outstanding. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Shareholder Meeting, including on Proposal 2.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum but will be disregarded in determining the “votes cast” for Proposal 2.

In a non-contested election, such as the one that will occur during the Shareholder Meeting, a plurality of all the votes cast is sufficient to elect a Director; in a contested election, an affirmative vote of a majority of the shares outstanding and entitled to vote is sufficient to elect a Director. The presence, in person or by proxy, of shareholders of the Fund entitled to cast a majority of the votes entitled to be cast at the Shareholder Meeting constitutes a quorum for the transaction of business. A contested election is one in which the number of nominees exceeds the number of Directors to be elected. Voting for the election of Directors is non-cumulative; accordingly, holders of (i) a majority of the outstanding shares represented at the Shareholder Meeting in person or by proxy may elect all of the Directors in a non-contested election, and (ii) a majority of the shares outstanding and entitled to vote may elect all of the Directors in a contested election. Because the nominees are running unopposed, all are expected to be elected as Directors, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Information Concerning the Shareholder Meeting and Voter Requirements

Outstanding Shares

As of the Record Date, 23,374,744 shares of the Target Fund’s common stock were issued and outstanding. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Shareholder Meeting, including on Proposals 1 and 2.

The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Solicitation of Proxies

The Target Fund has retained Equiniti Fund Solutions (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $135,000, which will be paid by the Target Fund. Pursuant to this arrangement, the Proxy Solicitor has agreed to manage the proxy mailing and solicitation process, and to contact shareholders, financial intermediaries, and proxy intermediaries to secure votes on Proposals 1 and 2.

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Directors, officers and employees of the Target Fund, by personnel of the Target Fund’s transfer agent, by personnel of T. Rowe Price, or by broker-dealer firms. The costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization will be borne by the Target Fund.

Revoking Proxies

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the Target Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

Other Business

The Target Fund Board knows of no business to be presented for consideration at the Shareholder Meeting other than Proposals 1 and 2. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the Shareholder Meeting, a quorum of shareholders of the Target Fund is not present, the persons named as proxies may propose an adjournment of the Shareholder Meeting to another date and time, and the Shareholder Meeting may be held as adjourned without further notice, provided, that such adjournment is approved by a majority of the votes cast at the Shareholder Meeting in person or by proxy.

Shareholders’ Proposals

If the Plan of Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Target Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Target Fund in a reasonable period of time prior to that meeting.

Appraisal Rights

A shareholder of the Target Fund who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Target Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be sold on the exchange at the current market price at any time prior to the Reorganization. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of selling their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Ownership of Shares of the Target Fund

The following table shows the beneficial ownership of the Target Fund’s shares of common stock by the Target Fund Directors and the Target Fund officers as of June 30, 2024, based on information provided to the Target Fund by the Target Fund Directors and the Target Fund officers. All individuals listed in the table have sole voting and investment power over the shares reported as owned, unless otherwise indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Beneficially Owned
Directors and Officers:
Joseph L. Bower	9,152	*
Stuart A. McFarland	11,385	*
Marguerite A. Piret	7,550	*
Luis M. Viceira	6,000	*
Ellen E. Terry	33,208	*
All executive officers and directors as a group	67,295	*

* Indicates less than 1%.

The following table shows the dollar value range of the Target Fund’s shares of common stock owned by each Target Fund Directors as of June 30, 2024.

Director/Nominee	Dollar Range of Equity Securities in the Target Fund
Joseph L. Bower	$50,000-$100,000
Stuart A. McFarland	$50,000-$100,000
Marguerite A. Piret	$50,000-$100,000
Luis M. Viceira	$0-$50,000
Ellen E. Terry	Over $100,000

In addition, according to filings made as of June 30, 2024, on Schedules 13D and/or 13G pursuant to Section 13 of the Exchange Act, the Target Fund believes that the following shareholder(s) own(s) 5% or more of the Target Fund’s shares of common stock:

Other Fund Owner(s):	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Beneficially Owned
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	701,303	3.0%

Saba Capital Management, L.P. Saba Capital Management GP, LLC Mr. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor New York, NY 10174	1,850,299	7.92%

Financial Highlights

The financial statements and financial highlights of the Target Fund and the Acquiring Fund for the past five fiscal years and any semiannual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus.

The financial statements and financial highlights of the Target Fund for its most recent fiscal year ended December 31, 2023 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. In addition, the most recent semi-annual report for the Target Fund contains unaudited financial statements and financial highlights for the six-month period ended June 30, 2024. The financial statements and financial highlights of the Acquiring Fund for its most recent fiscal year ended May 31, 2024 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. In addition, the most recent semi-annual report for the Acquiring Fund contains unaudited financial statements and financial highlights for the six-month period ended November 30, 2023. Such financial statements and highlights are incorporated by reference herein.

Available Information

You can obtain more free information about the Funds from your investment firm or

With respect to the Target Fund:

by writing to:	33 Broad Street Boston, Massachusetts 02109
by calling:	(617) 263-6400

With respect to the Acquiring Fund:

by writing to:	T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road
by calling:	1-800-225-5132

Copies of the Acquiring Fund’s prospectus, annual and semiannual shareholder reports, and statement of additional information are all available at no cost by calling 1-800-225-5132; by writing to T. Rowe Price Associates, Inc., Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting T. Rowe Price’s website at troweprice.com.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Exhibit A: Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [●] day of [●], 2024, by and among T. Rowe Price High Yield Fund, Inc., a Maryland corporation (the “Acquiring Corporation”), with its principal place of business at 100 East Pratt Street, Baltimore, Maryland 21202, on behalf of its separate series, the T. Rowe Price High Yield Fund (the “Acquiring Fund”), and The New America High Income Fund, Inc., a Maryland corporation (the “Acquired Fund”), with its principal place of business at 33 Broad Street, Boston, Massachusetts 02109.

Except as otherwise specifically noted, all references in this Agreement to action taken by the Acquiring Fund shall be deemed to refer to action taken by the Acquiring Corporation on behalf of the Acquiring Fund.

WHEREAS, the Acquired Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is a series of the Acquiring Corporation, an open-end, management investment company registered under the 1940 Act;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the reorganization and liquidation contemplated hereby will consist of (1) the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders (as defined below) in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Corporation (the “Acquiring Corporation Board,” with the members of the Acquiring Corporation Board referred to individually as the “Acquiring Corporation Directors”), including a majority of the Acquiring Corporation Directors who are not “interested person[s],” as defined by the 1940 Act, of the Acquiring Corporation, has determined, with respect to the Acquiring Fund, that the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund pursuant to this Agreement is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board,” with the members of the Acquired Fund Board referred to individually as the “Acquired Fund Directors”), including a majority of the Acquired Fund Directors who are not “interested person[s],” as defined by the 1940 Act, of the Acquired Fund, has determined that the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund pursuant to this Agreement is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted with respect to net asset value as a result of the Reorganization;

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF STATED ACQUIRED FUND LIABILITIES BY THE ACQUIRING FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund Shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign,

A-1

transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(i)	to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing: (A) the aggregate value of the Acquired Fund’s Assets, net of the Liabilities (each as defined in paragraph 1.2), computed in the manner set forth in paragraph 2.1, by (B) the net asset value of one share of the Acquiring Fund computed in the manner set forth in paragraph 2.1, in each case as of the time and date set forth in paragraph 2.1; and

(ii)	to assume the Liabilities of the Acquired Fund, as set forth in paragraph 1.2.

The transactions described in paragraph 1.1(i) and (ii) shall take place on the date of the Closing (as defined below) provided for in paragraph 3.1 (“Closing Date”).

1.2. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the 1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.1, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 6.3 (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). For the avoidance of doubt, the Acquiring Fund shall assume only those Liabilities reflected in such Statement of Assets and Liabilities of the Acquired Fund and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. The Acquired Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent permissible and consistent with its own investment objective and policies. The term “Excluded Liabilities” means (a) Liabilities of the Acquired Fund to indemnify each current or former Acquired Fund Director against all liabilities and expenses incurred by such Acquired Fund Director, and to advance related expenses, in each case in the manner and to the extent that such liabilities and expenses would have been indemnified under the Acquired Fund’s Articles of Incorporation, as well as any accrued liabilities for any insurance coverage including but not limited to the tail E&O/D&O policy referenced in 8.10 of this Agreement and a severance agreement with Ellen Terry; (b) Liabilities of the Acquired Fund to indemnify current and former shareholders of the Acquired Fund, to the extent such shareholders would have been indemnified under the Acquired Fund’s Articles of Incorporation; (c) Liabilities arising from Acquired Fund’s employment agreements, office leases, physical assets, service provider contracts, trading agreements, lines of credit or any other obligation, written or oral, including but not limited to any representations, warranties, duties, payments, severance, penalties, fees, or indemnification; and (d) Liabilities that the Acquiring Corporation and the Acquired Fund mutually agree should not be assumed by the Acquiring Corporation and are listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Corporation and the Acquired Fund at the Closing.

1.3. Immediately following the actions contemplated by paragraph 1.1, the Acquired Fund shall (a) distribute to its shareholders of record of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and (b) as soon as reasonably practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquired Fund will be dissolved in accordance with the laws of Maryland as soon as practicable following the Closing Date.

1.4. Ownership of Acquiring Fund Shares will be shown on the books of the Transfer Agent (as defined in paragraph 3.3 below).

1.5. Any applicable reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. The Acquired Fund shall file such regulatory reports, tax returns, or other documents on a timely basis.

1.6. Beginning at least fifteen business days prior to the Valuation Date, the Acquired Fund will provide the Acquiring Fund with a daily schedule of the Assets held by the Acquired Fund. At least ten business days prior to the Valuation Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on the Acquired Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; or (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Acquired Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Acquired Fund will dispose of such investments prior to the Valuation Date if: (i) requested by the Acquiring Fund, (ii) doing so is permissible and consistent with the Acquired Fund’s own investment objective and policies and (iii) doing so is permissible and consistent with the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, the Acquired Fund will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations prior to the Valuation Date if (i) requested by the Acquiring Fund; (ii) doing so is permissible and consistent with the Acquired Fund’s own investment objectives and policies; and (iii) doing so is permissible and consistent with the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any Assets, if, in the reasonable judgment of the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes, or would adversely affect the Acquired Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Acquired Fund.

1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books and records of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Acquired Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

1.9. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.10. In connection with the Reorganization, any minimum investment amounts or shareholder eligibility criteria applicable to initial, subsequent or additional investments in the Acquiring Fund shall be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

2. VALUATION

2.1. The value of the Assets of the Acquired Fund shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the business day immediately preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current Acquiring Fund Prospectus (as defined below) and the valuation procedures established by the Acquiring Corporation Board (such procedures, the “Acquiring Fund Valuation Procedures”). On the Valuation Date, the Acquired Fund shall record the value of the Assets, as valued pursuant to this paragraph 2.1, on a valuation report (the

“Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7 p.m. (Eastern Time) on the Valuation Date.

2.2. The Acquired Fund and the Acquiring Corporation agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquired Fund and those determined in accordance with the Acquiring Fund Valuation Procedures.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date for the Reorganization shall be such date as an authorized officer of each of the parties may agree, subject to the satisfaction or waiver of the conditions in this Agreement, provided that such date shall in no event be later than [●] unless an extension is mutually agreed upon in writing by the parties. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of a time immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties. To the extent the Acquired Fund’s Assets are for any reason not transferred on the Closing Date, the Acquired Fund shall cause its Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. The Acquired Fund shall notify the Acquiring Corporation of any portfolio security held by the Acquired Fund in other than book-entry form at least five business days prior to the Closing Date.

3.2. The Acquired Fund shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund (“Custodian”), to deliver to the Acquiring Corporation, on behalf of the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, or such other certification as shall be agreed by the Acquiring Corporation and the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the Acquiring Fund’s custodian. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The Custodian shall deliver to the Acquiring Fund’s custodian the Assets of the Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository or other permitted counterparties, in accordance with Rule 17f-4, Rule 17f-5, Rule 17f-6 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of same day federal funds on the Closing Date. The Acquiring Corporation shall direct State Street, as custodian for the Acquiring Fund, to deliver to the Acquired Fund at the Closing, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Acquired Fund’s Assets on the Closing Date, or such other certification as shall be agreed by the Acquiring Corporation and the Acquired Fund.

3.3. The Acquired Fund shall cause Equiniti Trust Company, transfer agent of the Acquired Fund (the “Transfer Agent”), to deliver to the Acquiring Corporation, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that the Transfer Agent’s records contain the name and address of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Corporation shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3, and (c) the information set out in clauses (a) and (b) was provided by the Acquiring Corporation’s transfer agent. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment and mutual agreement of an appropriate officer of the Acquiring Corporation and an appropriate officer of the Acquired Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until at least the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Acquired Fund and acknowledged in writing by an officer or other representative of the Acquiring Corporation, the Acquired Fund represents and warrants to the Acquiring Corporation as follows:

(a) The Acquired Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with the power under the Acquired Fund’s Articles of Incorporation to own all of its Assets and to carry on its business as it is currently conducted. The Acquired Fund has all necessary federal, state and local authorizations to carry out this Agreement;

(b) The Acquired Fund is registered with the Commission as an investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquired Fund, threatened. All issued and outstanding Acquired Fund Shares have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement except for Acquired Fund Shareholder approval (per paragraph 4.1(kk) below);

(d) The Acquired Fund’s current shareholder reports and each shareholder report of the Acquired Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the Commission thereunder and do not include, or did not include at the time of its use, any untrue statement of a material fact or omit to state, or did not omit to state at the time of its use, any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and the time at which they were made, not misleading. The Acquired Fund currently complies in all material respects with, and during the three years prior to the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and during the three years prior to the date of this Agreement, has complied in all material respects with, all of its investment objective, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by the Acquired Fund during the year prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority;

(e) On the Valuation Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, encumbrances, hypothecations and claims whatsoever, other than a lien for taxes not yet due and payable and except those liens or encumbrances to which the Acquiring Fund has received notice and documentation prior to the Closing Date, and upon delivery and payment for such Assets, the Acquiring Corporation, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Acquired Fund’s Articles of Incorporation or By-Laws, as each may be amended, or the laws of its jurisdiction of organization, or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party, or by which the Acquired Fund is bound;

(h) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of the Acquired Fund’s business or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated. The Acquired Fund is not in violation of, nor has violated, nor, to the knowledge of the Acquired Fund, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Acquired Fund (A) does not have outstanding any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person; (B) has not, since December 31, 2023, entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, except as otherwise contemplated by this Agreement; (C) has not incurred any indebtedness, other than in the ordinary course of business consistent with past practice; (D) has not, since December 31, 2023, entered into any amendment of its organizational documents; (E) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable; and (F) has not entered into any agreement or made any commitment to do any of the foregoing;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund as of December 31, 2023 have been audited by Tait Weller & Baker LLP, an independent registered public accounting firm, and conform with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in conformity with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in conformity with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR and, to the knowledge of the Acquired Fund, no such disclosure will be required as of the Closing Date;

(j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2024 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in conformity with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Corporation) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in conformity with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in conformity with GAAP as of such date;

(k) Since [June 30, 2024], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than 60 days from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

(l) For each taxable year of its operation ending prior to or on the Closing Date, the Acquired Fund will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the deduction for dividends paid) and all of its net capital gains, if any;

(m) For each taxable year of its existence, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year (or portion thereof), the Acquired Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund. All dividends paid by the Acquired Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code;

(n) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all federal and other tax returns (including dividend reporting forms and other tax-related reports) that it was required to file, and all such tax returns were complete and accurate in all material respects. The Acquired Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any tax return that was not filed, and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(o) The Acquired Fund has timely paid, in the manner prescribed by law, all taxes that were due and payable or that were claimed to be due;

(p) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes;

(q) The Acquired Fund has not been notified in writing that any examinations of the tax returns of the Acquired Fund are currently in progress or threatened, and, to the knowledge of the Acquired Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Acquired Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquired Fund to be threatened or pending with respect to the Assets of the Acquired Fund;

(r) The Acquired Fund has no actual or potential liability for any tax obligation of any taxpayer other than itself. The Acquired Fund is not currently or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Acquired Fund is not a party to any tax allocation, sharing, or indemnification agreement;

(s) The unpaid taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for taxes (excluding accruals and reserves for deferred taxes established to reflect timing differences between book and tax income) set forth on the Statement of Assets and Liabilities rather than in any notes thereto. All taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(t) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all tax returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code;

(u) The Acquired Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(v) The tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund’s tax books and records;

(w) The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7T(a)(2)(vii)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder. The Acquired Fund has not changed its annual accounting period for U.S. federal income tax purposes at any point during the 48-month period ending on the Closing Date and does not hold more than a de minimis interest in a pass-through entity or a controlled foreign corporation as such terms are defined in U.S. Internal Revenue Service Revenue Procedure 2006-45;

(x) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. All of the issued and outstanding Acquired Fund Shares will, on the Valuation Date and at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase of any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(y) The Acquired Fund has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Acquired Fund, and no other action or proceedings by the Acquiring Fund are necessary to authorize such execution, delivery and performance of this Agreement, and the transactions contemplated herein, other than the approval of the Acquired Fund Shareholders. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(z) The information relating to the Acquired Fund furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(aa) As of the date of this Agreement, the Acquired Fund has provided the Acquiring Corporation with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Corporation (as the same may be amended or supplemented, the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. The parties shall use commercially reasonable efforts to cause such registration statement on Form N-14 to become effective. The Acquiring Fund shall use commercially reasonable efforts to prepare and distribute such materials in such form consistent with all requirements of applicable law. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, such information provided by the Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under and the time at which such statements were made, not misleading; provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring

Corporation or the Acquiring Fund for use therein. The parties shall cooperate to design and implement a program for soliciting and obtaining the votes of shareholders of the Acquired Fund approving the Reorganization;

(bb) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed to the Acquiring Corporation and the Acquiring Fund. The Acquired Fund does not have any material contracts, agreements or other similar commitments that will be terminated with liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Liabilities;

(cc) There have been no miscalculations of the net asset value of the Acquired Fund or the net asset value per share of the Acquired Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(dd) The minute books and other similar records of the Acquired Fund made available to the Acquiring Fund and/or its counsel prior to the execution of this Agreement contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders and of the Acquired Fund Board and any committees of the Acquired Fund Board since January 1, 2019. All other books and records of the Acquired Fund that have been made available to the Acquiring Fund and/or its counsel, and are true and correct in all material respects and contain no material misstatements or omissions with respect to the Acquired Fund. There are no minute books or other similar records of the Acquired Fund since January 1, 2019 that were not made available to the Acquiring Fund that contain information regarding a material compliance, regulatory, or other non-routine matter relating to the Acquired Fund;

(ee) The Acquired Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date;

(ff) The Acquired Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquired Fund;

(gg) The Acquired Fund has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(hh) Since January 1, 2019, the Acquired Fund has maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Acquired Fund, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(ii) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(jj) The Acquired Fund represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement; and

(kk) The officers of the Acquired Fund will call a special meeting of shareholders of the Acquired Fund to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and will comply with all applicable laws and regulations.

4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Acquiring Corporation and acknowledged in writing by an officer of the Acquired Fund, the Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Corporation, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with the power under the Acquired

Fund’s Articles of Incorporation to own all of its Assets and to carry on its business as it is currently conducted. The Acquiring Fund has all necessary federal, state and local authorizations to carry out this Agreement;

(b) The Acquiring Corporation is registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of Acquiring Fund Shares under the 1933 Act is in full effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Corporation, threatened. All issued and outstanding Acquiring Fund Shares have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) and current shareholder reports and each prospectus, statement of additional information and shareholder report of the Acquiring Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include, or did not include at the time of its use, any untrue statement of a material fact or omit to state, or did not omit to state at the time of its use, any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and the time at which they were made, not misleading. The Acquiring Fund currently complies in all material respects with, and during the three years prior to the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and during the three years prior to the date of this Agreement, has complied in all material respects with, all of its investment objective, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by the Acquiring Fund during the year prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority;

(e) On the Valuation Date and the Closing Date, the Acquiring Fund will have good and marketable title to its assets, if any, free and clear of any liens, encumbrances, hypothecations and claims whatsoever, except those liens or encumbrances to which the Acquired Fund has received notice and documentation prior to the Closing Date;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a violation of the Acquiring Corporation’s Articles of Incorporation or By-Laws, as each may be amended, or the laws of its jurisdiction of organization or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound;

(h) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Acquiring Corporation’s knowledge, threatened against the Acquiring Corporation, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Corporation, on behalf of the

Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated. The Acquiring Fund is not in violation of, nor has violated, nor, to the knowledge of the Acquiring Fund, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund as of May 31, 2024 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and conform with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in conformity with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in conformity with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR and, to the knowledge of the Acquiring Corporation, no such disclosure will be required as of the Closing Date;

(j) Since May 31, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than 60 days from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change;

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase of any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l) The Acquiring Corporation, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Acquiring Corporation Directors, on behalf of the Acquiring Fund, and no other action or proceedings by the Acquiring Fund are necessary to authorize such execution, delivery and performance of this Agreement and the transactions contemplated herein. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the Acquiring Corporation and the Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time which such statements were made, not misleading;

(n) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement;

(o) The Acquiring Corporation has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(p) The Acquiring Corporation and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder; and

(q) The copy of the Acquiring Corporation Valuation Procedures that the Acquiring Corporation has provided to the Acquired Fund is an accurate and complete statement of such procedures as of the date that such copy was so provided.

5. COVENANTS OF THE PARTIES

5.1. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments and regular and customary periodic dividends and distributions. The Acquiring Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquiring Fund Shares and regular and customary periodic dividends and distributions. In order to facilitate the transfer of Assets at the Closing Date, the Acquiring Fund may request in writing that the Acquired Fund use commercially reasonable efforts, subject to the fiduciary duty of the Acquiring Fund’s investment adviser, to limit or cease portfolio trading on behalf of the Acquired Fund for a period of up to three days prior to the Valuation Date. The Acquired Fund agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objective, policies and strategies of the Acquired Fund and consistent with its investment adviser fulfilling its fiduciary or contractual obligations as an investment adviser to the Acquired Fund. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby. In the event that the Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under the Acquired Fund’s Articles of Incorporation, Bylaws, applicable law and the Prospectus/Proxy Statement in order to permit further solicitation of proxies. As may reasonably be requested, the Acquiring Fund (or its officers or other representatives) will use commercially reasonable efforts to assist the Acquired Fund with obtaining the required shareholder approval of the transactions contemplated hereby.

5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquiring Corporation, on behalf of the Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, in which the Acquiring Corporation will file for registration under the 1933 Act the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under and the time at which they were made in respect of such Registration Statement and Prospectus/Proxy Statement, such party shall notify the other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Acquired Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of section 14(a) of the 1934 Act and section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.4. The Acquired Fund, the Acquiring Corporation and the Acquiring Fund will cooperate with each other, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such acts to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Fund in obtaining copies of any books and records of the Acquired Fund from its service providers reasonably requested by the Acquiring Corporation. In addition, the Acquiring Corporation and the Acquired Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position. Upon reasonable notice, the Acquired Fund shall make available to the Acquiring Fund’s officers and agents, acting on behalf of the Acquiring Fund, all books and records of the Acquired Fund.

5.5. The Acquired Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing (1) a statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date and (2) a list of the Acquired Fund’s Assets as of the Closing Date showing the tax costs of each of its Assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Acquired Fund.

5.6. The Acquired Fund agrees that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Fund’s Articles of Incorporation and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

5.7. It is the intention of the parties that the transaction contemplated by this Agreement will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. As promptly as practicable, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.8. Prior to the valuation of the Assets as of the Valuation Date, the Acquired Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of the Acquired Fund sufficient amounts of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.9. The Acquiring Fund and the Acquired Fund will use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to consummate and make effective in the most expeditious manner practicable the transactions contemplated by this Agreement. The Acquired Fund and the Acquiring Corporation shall each use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanations of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10. The Acquired Fund and the Acquiring Corporation will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary, proper or advisable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets.

5.11. The Acquired Fund shall terminate or transfer, assign or sell to another party any of its employment agreements, office leases, physical assets, service provider contracts, trading agreements, and lines of credit effective on or before the Closing Date. Such terminations or resolutions shall be the sole responsibility of the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Corporation and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Acquired Fund’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, or any other person permitted to sign on behalf of the Acquired Fund, in form and substance reasonably satisfactory to the

Acquiring Corporation and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representations and warranties shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquired Fund shall have furnished to the Acquiring Corporation a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Acquired Fund’s Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly the financial condition and Assets of the Acquired Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis, and any material contingent liabilities of the Acquired Fund shall be disclosed in such information.

6.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) for its taxable year ended December 31, 2023, and for any prior years, and all of the Acquired Fund’s net capital gain recognized in its taxable year ended December 31, 2023, and for any prior years (after reduction for any capital loss carryovers).

6.4. Prior to the Closing Date, the Acquired Fund shall have distributed an amount to its shareholders of at least the sum of ninety-eight percent of its ordinary income for the calendar year ended on December 31, 2023 and for any prior years, and ninety-eight and two-tenths percent of the Acquired Fund’s capital gain net income for the calendar year ended on December 31, 2023, plus any shortfalls from prior years.

6.5. The Acquiring Fund shall have received the opinion of Kirkland & Ellis LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Kirkland & Ellis LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Maryland, to the following effect:

(a) The Acquired Fund is validly existing in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own all of its properties and assets and to carry on its business as a closed-end investment company.

(b) The Agreement has been duly authorized, executed and delivered by the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Corporation, on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms.

(c) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets and the Liabilities to be transferred by it hereunder.

(d) Neither the execution and delivery of the Agreement by the Acquired Fund nor the performance by the Acquired Fund of its obligations under the Agreement: (i) contravenes the governing documents of the Acquired Fund; (ii) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquired Fund; (iii) contravenes any material judgment, order or decrees of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquired Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Maryland.

(e) Neither the execution and delivery by the Acquired Fund of the Agreement nor the performance by the Acquired Fund of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(f) The Acquired Fund is registered with the Commission pursuant to Section 8 of the 1940 Act as a closed-end management investment company.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Acquired Fund in any pending litigation in which the Acquired Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

6.6. The Acquired Fund shall have duly executed and delivered to the Acquiring Corporation, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Corporation’s transfer agent as the Acquiring Corporation may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Acquired Fund all of the right, title and interest of the Acquired Fund in and to the respective Assets of the Acquired Fund. In each case, the Assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.7. The Acquiring Corporation shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Acquired Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the State Street, as custodian for the Acquiring Fund, stating that the Assets of the Acquired Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Acquired Fund has delivered its records containing the names and addresses of the record holders of the Acquired Fund’s shares and the number and percentage (to four decimal places) of ownership of the Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund; and (v) the tax books and records of the Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.8. The Acquired Fund’s agreements with each of its service providers shall have terminated on or prior to the Closing Date with respect to the Acquired Fund, each in compliance with its termination provision without being subject to a contractual penalty, or any such penalties shall have been paid prior to the Closing Date, and the Acquiring Corporation shall have received written assurances from the Acquired Fund that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.9. As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquired Fund is currently contractually obligated to pay for services provided to the Acquired Fund from those described in the Registration Statement.

6.10. On and/or before Closing Date, the Acquired Fund will provide notice under any of the Acquired Fund’s existing insurance policies of any known losses or circumstances reasonable known which may give risk to a claim.

6.11. The Acquired Fund shall have terminated or transferred, assigned or sold to another party all of its employment agreements, office leases, physical assets, service provider contracts, trading agreements, and lines of credit effective on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Corporation and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquiring Corporation and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Corporation’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, or any other person permitted to sign on behalf of the Acquired Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation and the Acquiring Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representations and warranties shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring

Corporation and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2. The Acquired Fund shall have received the opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Corporation, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Maryland, to the following effect:

(a) The Acquiring Corporation is validly existing in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Registration Statement, and the Acquiring Fund is a separate series thereof duly authorized under the Articles of Incorporation, as amended or supplemented, and the Bylaws of the Acquiring Corporation.

(b) This Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Corporation enforceable against the Acquiring Corporation in accordance with its terms.

(c) The Acquiring Corporation, acting on behalf of the Acquiring Fund, has the corporate power to assume the Liabilities to be transferred to it hereunder.

(d) Neither the execution and delivery of the Agreement by the Acquiring Corporation nor the performance by the Acquiring Corporation of its obligations under the Agreement: (i) conflicts with the Articles of Incorporation, as amended or supplemented, and the Bylaws of the Acquiring Corporation; (ii) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decrees of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Maryland.

(e) Neither the execution and delivery by the Acquiring Corporation of the Agreement nor the performance by the Acquiring Corporation of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(f) The Acquiring Corporation is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Acquiring Corporation or the Acquiring Fund in any pending litigation in which the Acquiring Corporation or the Acquiring Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

7.3. The Acquiring Corporation shall have duly executed and delivered to the Acquired Fund, on behalf of the Acquiring Fund, such instrument of assumptions of liabilities and other instruments as the Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund.

7.4. The Acquired Fund shall have received from the Transfer Agent a certificate stating that it has received from the Acquiring Corporation the number of full and fractional Acquiring Fund Shares equal in value to the value of the Acquired Fund as of the time and date set forth in paragraph 3.

7.5. As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Acquiring Corporation, the Acquiring Fund and the Acquired hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund in the manner required by the Acquired Fund’s Articles of Incorporation, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2. The Agreement, the transactions contemplated herein and the filing of the Registration Statement shall have been approved by the Acquiring Corporation Board, and the Agreement, the transactions contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Acquired Fund Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquiring Corporation and the Acquiring Fund, or the Acquired Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Acquired Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. As of the Closing Date, there shall be no pending litigation brought by any person against the Acquired Fund, the Acquiring Corporation or the Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. The Acquired Fund and Acquiring Fund shall have received the opinion of Willkie Farr & Gallagher LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, as contemplated in Section 1 hereof, except for any gain or loss that may be required to be recognized solely as a result of gain recognized on the transfer of certain assets of the Acquired Fund.

(c) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of Acquiring Fund Shares as contemplated in Section 1 hereof.

(d) Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer.

(e) Under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund).

(f) Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h) Under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Corporation and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to the Acquired Fund, the Reorganization of the Acquired Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment advisory agreement, Rule 12b-1 Plan, administrative fee payment program, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, fund accounting agreements, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.9. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1 and paragraph 8.7) may be jointly waived by the Acquired Fund Board and the Acquiring Corporation Board, if, in the judgment of the Acquired Fund Board, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Acquiring Corporation Board, such waiver will not have a material adverse effect on the interests of the shareholders, if any, of the Acquiring Fund.

8.10. The Acquired Fund will obtain a non-cancelable run-off Directors & Officers / Errors & Omissions Policy (“E&O/D&O Policy”) for a period of not less than six (6) years from the Closing Date providing tail coverage in an amount not less than the coverage amount under the Acquired Fund’s existing E&O/D&O Policy. The tail coverage shall cover events, acts or omissions occurring on or prior to the Closing Date for all persons who were directors, managers or officers of the Acquired Fund on or prior to the Closing Date, which policy shall contain terms and conditions no less favorable to the insured persons than the directors,’ managers,’ or officers’ liability coverage presently maintained by the Acquired Fund.

9. BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Acquiring Fund and the Acquired Fund shall each be responsible for its own expenses (including legal, audit, printing and mailing, brokerage commissions and other transaction costs, taxes and non-recurring extraordinary items) incurred in connection with the carrying out of this Agreement; provided, however, that (1) the Acquired Fund shall bear all expenses associated with the solicitation of shareholders of the Acquired Fund and (2) the Acquiring Fund and the Acquired Fund shall each be responsible for its own costs associated with drafting legal and regulatory documents governing the Closing, including but not limited to, this Agreement and the Registration Statement.

10. ENTIRE AGREEMENT; INDEMNIFICATION

10.1. The Acquiring Corporation and the Acquired Fund agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. From and after the Closing Date, the Acquired Fund (for purposes of this Section 10, an “Indemnitor”) shall indemnify, defend and hold harmless the Acquiring Corporation (including its officers and directors), the Acquiring Fund and their affiliates (each, an “Acquiring Fund Indemnified Party”) from and against any existing or future claims, liabilities or expenses, including reasonable attorneys’ fees, that such persons may incur, suffer, sustain or become subject to, arising from, based on or resulting from or constituting any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation of the Acquired Fund under this Agreement or any other document delivered pursuant to this Agreement; provided, however, that no Acquiring Fund Indemnified Party shall be indemnified hereunder against any losses arising directly from such Acquiring Fund Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Acquiring Fund Indemnified Party’s position.

10.3. From and after the Closing Date, the Acquiring Fund (for purposes of this Section 10, an “Indemnitor”) shall indemnify, defend and hold harmless the Acquired Fund (including its officers and directors) and its affiliates (each, an “Acquired Fund Indemnified Party” and together with an Acquiring Fund Indemnified Party, an “Indemnified Party”) from and against any existing or future claims, liabilities or expenses, including reasonable attorneys’ fees, that such persons may incur, suffer, sustain or become subject to, arising from, based on or resulting from or constituting any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation of the Acquiring Corporation or the Acquiring Fund under this Agreement or any other document delivered pursuant to this Agreement; provided, however, that no Acquired Fund Indemnified Party shall be indemnified hereunder against any losses arising directly from such Acquired Fund Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Acquired Fund Indemnified Party’s position.

10.4. The Indemnified Party shall use its best efforts to minimize any liabilities, claims and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of thirty (30) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after thirty (30) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Acquiring Corporation Board or the Acquired Fund Board, at any time prior to the Closing Date, if based on changed circumstances the Acquiring Corporation Board or the Acquired Fund Board determines that proceeding with the Agreement is not in the best interests of the Acquiring Fund or the Acquired Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Acquired Fund (i) following a material breach by the Acquiring Corporation of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Corporation shall have been given a period of 10 business days from the date of the occurrence of a material breach of a covenant or agreement to cure such material breach and shall have failed to do so (provided, that the Acquired Fund is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Corporation or the Acquiring Fund;

(c) by the Acquiring Corporation (i) following a material breach by the Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquired Fund shall have been given a period of 10 business days from the date of the occurrence of a material breach of a covenant or agreement to cure such material breach and shall have failed to do so (provided, that the Acquiring Corporation is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquired Fund or the Acquired Fund; or

(d) by either the Acquiring Corporation or the Acquired Fund if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b), (c) or (d) in connection with an intentional fraud or a willful default by the terminating party, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b), (c) or (d) in connection with an intentional fraud or a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1 and paragraph 8.7) may be waived by either the Acquired Fund or the Acquiring Corporation, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To the Acquiring Corporation:
100 East Pratt Street
Baltimore, Maryland 21202
Attention: Fran Pollack-Matz, Esq., Secretary

Email: fran.pollack-matz@troweprice.com

With a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 11598
Attention: Elliot J. Gluck, Esq.

Email: egluck@willkie.com

To the Acquired Fund:
33 Broad Street
Boston, MA 02109
Attention: Ellen E. Terry

Email: eterry@newamerica-hyb.com

With a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington, DC 20004
Attention: Paul J. Delligatti, P.C.

Email: paul.delligatti@kirkland.com

14. PUBLICITY/CONFIDENTIALITY

14.1. Publicity. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, including, without limitation including a description of this Agreement, transactions contemplated herein and other matters in the Proxy Statement/Prospectus and any related ancillary documents or any Form 8-K filing, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2. Confidentiality. (a) The Acquired Fund and the Acquiring Corporation (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Acquired Fund and the Acquiring Corporation, agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

15.1. It is expressly agreed that the obligations of the Acquiring Corporation and the Acquiring Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Acquiring Fund, but shall bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation and/or by-laws (or similar governing instrument) of the Acquiring Fund. The execution and delivery of this Agreement has been authorized by the Acquiring Corporation Directors and signed by authorized officers of the Acquiring Fund, acting as such. Neither the authorization by such Acquiring Corporation Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation and/or by-laws (or similar governing instrument) of the Acquiring Fund.

15.2 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Acquired Fund, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation and/or by-laws (or similar governing instrument) of the Acquired Fund. The execution and delivery of this Agreement has been authorized by the Acquired Fund Directors and signed by authorized officers of the Acquired Fund, acting as such. Neither the authorization by such Acquired Fund Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Articles of Incorporation and/or by-laws (or similar governing instrument) of the Acquired Fund.

15.3. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.4. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

15.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.6. The name “T. Rowe Price High Yield Fund, Inc.” is the designation of the Acquiring Corporation Board for the time being under the Articles of Incorporation dated October 8, 1984, as may be amended or supplemented from time to time, and all persons dealing with the Acquiring Corporation or the Acquiring Fund must look solely to the property of the Acquiring Corporation or the Acquiring Fund for the enforcement of any claims as none of its directors, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Acquiring Corporation. No portfolio of the Acquiring Corporation shall be liable for any claims against any other portfolio of the Acquiring Corporation. The Acquired Fund specifically acknowledges and agrees that any liability of the Acquiring Corporation under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of the Acquiring Corporation shall be liable with respect thereto.

15.7. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

T. Rowe Price High Yield Fund, Inc.,
on behalf of its series:
T. Rowe Price High Yield Fund

By: _____________________________

Fran Pollack-Matz
Secretary

The New America High Income Fund, Inc.

By: _____________________________

[●]
[●]

Part B

Statement of Additional Information

Dated September 30, 2024

T. Rowe Price High Yield Fund
a series of T. Rowe Price High Yield Fund, Inc.

Investor Class Shares

100 East Pratt Street
Baltimore, Maryland 21202
(410) 345-2000

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the related Combined Proxy Statement and Prospectus, dated September 30, 2024 (the “Proxy Statement/Prospectus”) that covers Investor Class shares of the T. Rowe Price High Yield Fund (the “Acquiring Fund”), a series of the T. Rowe Price High Yield Fund, Inc. (the “Acquiring Corporation”), to be issued in exchange for shares of common stock of The New America High Income Fund, Inc. (the “Target Fund”). Please read this material carefully and retain this SAI for further reference. To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the T. Rowe Price Funds at the address set forth above or call the T. Rowe Price Funds at 1-800-621-2550.

Table of Contents

Introduction	1
Documents Incorporated by Reference	1
Supplemental Financial Information	1

i

Introduction

This Statement of Additional Information (the “SAI”) is intended to supplement the information provided in the Combined Proxy Statement and Prospectus, dated September 30, 2024 (the “Proxy Statement/Prospectus”) that relates to (i) the proposed transfer of the assets of The New America High Income Fund, Inc. (the “Target Fund”) to the T. Rowe Price High Yield Fund (the “Acquiring Fund”), a series of the T. Rowe Price High Yield Fund, Inc., in exchange for the assumption of the Target Fund’s stated liabilities by the Acquiring Fund and Investor Class shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund (the “Reorganization”); and (ii) the solicitation by the Board of Directors of the Target Fund of proxies to be used at the 2024 annual meeting of the shareholders (with any postponements or adjournments, the “Shareholder Meeting”) of the Target Fund to be held on November 20, 2024. Please retain this SAI for further reference.

Documents Incorporated by Reference

This SAI consists of the cover pages, additional information regarding the Acquiring Fund, and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.                 Target Fund’s Semiannual Report for the six-month period ended June 30, 2024 (File No. 811-05399) as filed with the SEC on September 5, 2024 (Accession No. 0001104659-24-097302).

2.                 Target Fund’s Annual Report for the year ended December 31, 2023 (File No. 811-05399) as filed with the SEC on May, 29, 2024 (Accession No. 0001104659-24-065994).

3.                 Acquiring Fund’s Statement of Additional Information, dated August 1, 2024 (File Nos. 002-93707, 811-04119) as filed with the SEC on July 25, 2024 (Accession No. 0001741773-24-003124).

4.                 Acquiring Fund’s Annual Report for the year ended May 31, 2024 (File Nos. 002-93707, 811-04119) as filed with the SEC on August 1, 2024 (Accession No. 0001193125-24-191426).

5.                 Acquiring Fund’s Semiannual Report for the six-month period ended November 30, 2023 (File Nos. 002-93707, 811-04119) as filed with the SEC on January 1, 2024 (Accession No. 0001193125-24-013718).

Each of these reports contains historical financial information regarding the Funds. The reports regarding the Acquiring Fund are available without charge at troweprice.com or by calling 1-800-541-5910. The reports regarding the Target Fund are available without charge at newamerica-hyb.com/ or by calling (617) 263-6400.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 26th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. Tait, Weller & Baker LLP, located at Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, PA 19102-2529, is the Independent Registered Public Accounting Firm to the Target Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, as well as the pro forma fees, which assume the Reorganization takes place as proposed, are included in the section of the Proxy Statement/Prospectus entitled “Fees and Expenses.”

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.

Although the Reorganization will not result in a material change to the Target Fund's investment portfolio due to investment restrictions, approximately 34% of the portfolio will be sold in connection with the reorganization. Specifically, the Adviser estimates 30.6% of the securities are anticipated to be sold in a pro rata manner to allow the Target Fund to repay the outstanding leverage. In addition, the Adviser estimates that 3.4% of the Target Fund's portfolio will be sold due to restrictions on transferability for certain of the Target Fund's bank loan holdings. Following the Reorganization, shareholders of the Target Fund will continue to be invested in a fund (the Acquiring Fund) with an investment portfolio that is materially the same as the Target Fund's current investment portfolio, but, as discussed elsewhere in the Proxy Statement/Prospectus, without the capacity to utilize leverage in the same manner.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

1